As filed with the Securities and Exchange Commission on April 30, 2001

                                             Registration No. 2-68061
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 29 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                                Foley & Lardner
                             3000 K Street, N. W.
                            Washington, D.C. 20007
                             --------------------

It is proposed that this filing become effective(check appropriate box)

 [ ]immediately upon filing pursuant to paragraph (b) of Rule 485
 ---

 [X]on May 1, 2001 pursuant to paragraph (b) of Rule 485
 ---
 [ ]60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ---
 [ ]on (date) pursuant to paragraph (a)(1) of Rule 485
 ---

If appropriate check the following box

 [ ]this post-effective amendment designates a new effective date for a
 ---
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 2000 pursuant to Rule 24f-2 on April 2, 2001.

                             CROSS-REFERENCE TABLE



Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and The Series
                                 Fund, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund, State
                                 Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable Laws--Funding  and otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Fund

11, 12                           Summary of Policies, The Account and
                                 The SeriesFund, Distribution of Policies

13                               Charges and Expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values
                                 and Accumulated Premiums

14, 15                           Summary of Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable Law--Funding and
                                 Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Management

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits,Cash Values
                                 and Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Values

47, 48, 49, 50                   Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund,
                                 Changes in Applicable Law--Funding and
                                 Otherwise

53,54,55                         Not Applicable

56,57,58                         Not Applicable

59                               Financial Statements

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

   John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

   Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission of an officer or a director of JHVLICO.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The prospectus containing 130 pages.

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account, previously filed electronically to this file on April 12, 1996, is incorporated by reference.

     (2) Not Applicable

     (3) (a) Form of Distribution Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (c) Schedule of sales commissions included in Exhibit 1. A. (3) (a) above.

     (4) Not Applicable

     (5)     (a) Form of annual premium policy, included in Post-Effective
                  Amendment No. 15 to this File No. 2-68061 filed in October, 1988.

             (b) Form of single premium policy, incorporated in Post-Effective
                  Amendment No. 6 to this File No. 2-68061 filed in October,
                  1984.

             (c) Forms of endorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

             (d) Forms of endorsement for single premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

     (6)     (a) JHVLICO Certificate of Incorporation, included in the initial
                  Registration Statement under this File No. 2-68061, filed in June, 1980

             (b) JHVLICO By-laws, included in the initial Registration Statement under this File No. 2-68061, filed in June, 1980

     (7)     Not Applicable

     (8)     Not Applicable

     (9)     Not Applicable

     (10) Forms of application for Policies, included in Post-Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061 filed in October, 1984 (single premium policy)

     (11)    Not Applicable. The Registrant invests only in shares of open-end
             Funds.

2.   Included as Exhibit 1.A (5) above

3. Opinion and consent of counsel as to securities being registered included in Post-Effective Amendment No. 14 to this File No. 2-68061 filed in June, 1988

4.   Not Applicable

5.   Not Applicable

6.   Opinion and consent of actuary.

7.   Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B), included in Post-Effective Amendment No. 10 to this File No. 2-68061 filed in March, 1986

9. Powers of Attorney For Bruce M. Jones and Paul Strong, incorporated by reference from the Post-Effective Amendment No. 2 to File No. 333-81127 filed on May 4, 2000. Power of attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for D'Alessandro, Shaw, Lee, Van Leer, Reitano, Luddy and
    Paster. included in Post-Effective Amendment No. 22 to this file no. 2-68061 filed in April, 1995.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).


                             PRIOR EXEMPTIVE ORDER


    JHVLICO, its Variable Life Account U (formerly JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365 (February 11, 1985).

----------------------------------------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ------------------------
           Peter Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                                Date
----------                     -----                                ----


/s/ EARL W. BAUCOM
-------------------
Earl W. Baucom             Controller (Principal Accounting     April 30, 2001
                           Officer)

/s/ JULIE H. INDGE
-------------------
Julie H. Indge             Treasurer (Principal Financial       April 30, 2001
                           Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   April 30, 2001

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul M. Strong         Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ MICHELE G. VAN LEER
                                     -----------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

                         PROSPECTUS DATED MAY 1, 2001

                       --------------------------------
                         ANNUAL PREMIUM VARIABLE LIFE
                       --------------------------------

              scheduled premium variable life insurance policies
                                   issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


       The policies provide the following 7 variable investment options:

------------------------------------------------------------------------------------------------------------------
                  Variable Investment Option                     Managed By
                  --------------------------                     ----------
  Managed...................................................     Independence Investment LLC and Capital Guardian
                                                                  Trust Company
  Growth & Income...........................................     Independence Investment LLC and Putnam Investment
                                                                  Management, LLC
  Large Cap Growth..........................................     Independence Investment LLC
  Real Estate Equity........................................     Independence Investment LLC and Morgan Stanley
                                                                  Dean Witter Investment Management Inc.
  International Equity Index................................     Independence Investment LLC
  Active Bond...............................................     John Hancock Advisers, Inc.
  Money Market..............................................     Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read the Series Fund prospectus before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO Life Servicing Office
                         -----------------------------

                   Express Delivery                  U.S. MAIL
                   ----------------                  ---------
                529 Main Street (X-4)              P.O. Box 111
                Charlestown, MA 02129            Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 38.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 130.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Series Fund prospectus begins.

                                  **********

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                                          Beginning on page
--------                                                                          -----------------
 .What is the policy?............................................................          5
 .Who owns the policy?...........................................................          5
 .How can I invest money in the policy?..........................................          6
 .How much must I invest?........................................................          6
 .What happens to my remaining policy value if the policy lapses?................          7
 .How will the value of my investment in the policy change over time?............          7
 .Will I receive annual dividends?...............................................          8
 .What charges will JHVLICO deduct from my investment in the policy?.............          9
 .What charges will the Series Fund deduct from my investment in the policy?.....         10
 .What other charges could JHVLICO impose in the future?.........................         11
 .How can I change my policy's investment allocations?...........................         11
 .How can I access my investment in the policy?..................................         12
 .How much will JHVLICO pay when the insured person dies?........................         13
 .Can I cancel my policy after it's issued?......................................         14
 .Can I choose the form in which JHVLICO pays out policy proceeds?...............         14
 .To what extent can JHVLICO vary the terms and conditions of its policies in
  particular cases?.............................................................         15
 .How will my policy be treated for income tax purposes?.........................         15
 .How do I communicate with JHVLICO?.............................................         15

What is the policy?

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can I invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
               -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

How much must I invest?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

What happens to my remaining policy value if the policy lapses?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.


------------------------------------------------------------------------------------------------------------
    For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

                      Variable or Fixed
                     Paid-Up Whole Life                    Fixed Extended Term Insurance
                     ------------------                    -----------------------------
                        Death Benefit                 Death Benefit     Term in Years and Days
                        -------------                 -------------     ----------------------
                                             or
                           $10,427                        $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------------------

  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

How will the value of my investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

  If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed on page 30.

Will I receive annual dividends?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 31/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

What charges will JHVLICO deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we must
  ------------------
  pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium payment
  ----------------------------------------
  mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to help
  ----------------------------
  defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require may
  -------------------------------
  include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
  ------------------------
  by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual premium
  --------------------
  during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first Year administrative charge - A charge in the first policy
  -------------------------------------------
  year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
  -----------
  Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or credited
  -----------------------
  in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume. This
  -----------
  charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

What charges will the series fund deduct from my investment in the policy?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the footnotes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                       --------------
                                                                         Total Fund       Total Fund
                                         Investment  Other Operating     Operating        Operating
                                         Management   Expenses With    Expenses With   Expenses Absent
Fund Name                                   Fee*      Reimbursement*   Reimbursement    Reimbursement
---------                                ----------  ---------------   --------------  ----------------
Growth & Income........................     0.68%         0.08%            0.76%            0.76%
Large Cap Growth.......................     0.36%         0.10%            0.46%            0.46%
International Equity Index.............     0.18%         0.10%            0.28%            0.37%
Real Estate Equity.....................     1.01%         0.09%            1.10%            1.10%
Managed................................     0.66%         0.09%            0.75%            0.75%
Active Bond............................     0.62%         0.10%            0.72%            0.74%
Money Market...........................     0.25%         0.04%            0.29%            0.29%
                                                                       --------------

  * Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Growth & Income, Real Estate Equity, Managed and Active Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000.

What other charges could JHVLICO impose in the future?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can I change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5.5% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

How much will JHVLICO pay when the insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4.5% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4.5% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4.5%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

Can I cancel my policy after it's issued?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

Can I choose the form in which JHVLICO pays out policy proceeds?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.5%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

  To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

How will my policy be treated for income tax purposes?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 32.

How do I communicate with JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial surrenders

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

 ILLUSTRATION OF DEATH BENEFITS, CASHVALUES, SURRENDER VALUES AND ACCUMULATED
                                   PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -.36%, 5.60% and 11.56%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .31%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .05%. These rates are the arithmetic average for all funds of the Series Fund. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

Lan: Variable Whole Life 100
     Age 25 Years Male--Non-Smoker
     Initial Sum Insured (Guaranteed Minimum Death Benefit) $135,135 Annual Premium $1,250.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                     0%                              6%                              12%
                        ----------------------------    ----------------------------    -----------------------------
                               Death Benefit                    Death Benefit                   Death Benefit
          Prms Accum    ----------------------------    ----------------------------    -----------------------------
              at         Base      Var Pu                Base      Var Pu                Base     Var Pu
 Year      5%/Annum     Policy      Adds      Total     Policy      Adds      Total     Policy     Adds       Total
-------   ----------    -------    ------    -------    -------    ------    -------    -------  -------    ---------
     1       1,313      135,135        0     135,135    135,550         0    135,550    142,561        0     142,561
     2       2,691      135,135      208     135,343    135,588       208    135,796    143,283      208     143,491
     3       4,138      135,135      400     135,535    135,786       410    136,196    147,033      421     147,454
     4       5,657      135,135      575     135,710    135,993       608    136,600    151,098      642     151,739
     5       7,252      135,135      734     135,869    136,206       799    137,005    155,417      869     156,286
     6       8,928      135,135      879     136,014    136,423       986    137,409    159,987    1,105     161,092
     7      10,686      135,135    1,011     136,146    136,644     1,168    137,812    164,813    1,350     166,164
     8      12,533      135,135    1,153     136,288    136,870     1,374    138,244    169,906    1,679     171,585
     9      14,472      135,135    1,302     136,437    137,099     1,601    138,700    175,277    2,126     177,403
    10      16,508      135,135    1,458     136,593    137,332     1,853    139,185    180,939    2,712     183,652
    15      28,322      135,135    2,420     137,555    138,519     3,981    142,500    213,370    8,251     221,620
    20      43,399      135,135    3,384     138,519    139,804     7,708    147,512    255,762   19,892     275,654
    25      62,642      135,135    4,103     139,238    141,231    12,607    153,838    312,737   40,264     353,002
    30      87,201      135,135    4,595     139,730    142,712    18,666    161,378    386,200   74,054     460,254
    35     118,545      135,135    4,986     140,121    144,248    26,213    170,461    481,203  129,322     610,525
Age 65     158,550      135,135    5,342     140,477    145,835    35,315    181,150    604,241  217,588     821,829

                                      0%                            6%                               12%
                          ---------------------------  ------------------------------    ---------------------------
                                  Cash Value                    Cash Value                        Cash Value
           Base Prem      ---------------------------  -----------------------------     ----------------------------
            Accum at       Base     Var Pu                 Base     Var Pu               Base    Var Pu
 Year       5%/Annum      Policy     Adds      Total      Policy     Adds      Total     Policy    Adds       Total
-------    ---------      ------    ------     ------     ------    ------     -----     ------   ------     -------
     1       1,313           94        0          94         99         0         99        105        0         105
     2       2,691          934       34         968        995        34      1,028      1,056       34       1,090
     3       4,138        1,774       67       1,841      1,937        69      2,007      2,108       71       2,179
     4       5,657        2,613      100       2,713      2,929       106      3,035      3,269      112       3,381
     5       7,252        3,448      132       3,580      3,968       145      4,112      4,548      158       4,706
     6       8,928        4,278      164       4,443      5,056       185      5,241      5,957      208       6,165
     7      10,686        5,101      196       5,297      6,192       227      6,420      7,503      264       7,767
     8      12,533        5,915      232       6,147      7,379       277      7,656      9,202      340       9,542
     9      14,472        6,720      271       6,991      8,614       335      8,949     11,063      447      11,510
    10      16,508        7,513      315       7,828      9,899       402     10,301     13,102      591      13,693
    15      28,322       11,495      627      12,123     17,345     1,036     18,381     26,840    2,156      28,996
    20      43,399       15,037    1,045      16,082     26,110     2,390     28,499     47,986    6,193      54,178
    25      62,642       17,723    1,498      19,221     35,800     4,623     40,423     79,639   14,826      94,465
    30      87,201       19,972    1,967      21,938     46,822     8,025     54,847    127,290   31,977     159,267
    35     118,545       21,708    2,473      24,181     58,936    13,060     71,996    197,510   64,715     262,225
Age 65     158,550       22,958    3,032      25,990     71,982    20,142     92,124    299,610  124,650     424,260

_______________________
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life 100
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $113,968 Annual Premium $2,000.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                     0%                             6%                             12%
                         --------------------------    ----------------------------  --------------------------------
                                Death Benefit                 Death Benefit                   Death Benefit
           Prms Accum    --------------------------    ----------------------------  --------------------------------
               at         Base      Var Pu              Base      Var Pu                Base      Var Pu
 Year       5%/Annum     Policy      Adds    Total     Policy      Adds      Total     Policy      Adds       Total
-------    ---------     -------    -----   -------    -------    ------    -------    -------    -------    --------
     1        2,100      113,968        0   113,968    114,318         0    114,318    120,231          0     120,231
     2        4,305      113,968      102   114,070    114,417       102    114,519    122,111        102     122,213
     3        6,620      113,968      196   114,164    114,581       202    114,783    125,257        262     125,519
     4        9,051      113,968      282   114,250    114,754       342    115,096    128,695        511     129,206
     5       11,604      113,968      362   114,330    114,931       536    115,467    132,341        854     133,196
     6       14,284      113,968      459   114,427    115,112       780    115,892    136,184      1,296     137,479
     7       17,098      113,968      577   114,545    115,295     1,072    116,367    140,221      1,840     142,061
     8       20,053      113,968      735   114,703    115,480     1,437    116,917    144,460      2,529     146,989
     9       23,156      113,968      923   114,891    115,667     1,867    117,535    148,909      3,365     152,273
    10       26,413      113,968    1,139   115,107    115,857     2,366    118,224    153,577      4,367     157,944
    15       45,315      113,968    2,421   116,389    116,823     5,812    122,635    180,222     12,462     192,684
    20       69,438      113,968    3,776   117,744    117,844    10,765    128,609    214,207     27,661     241,868
Age 65      100,226      113,968    4,895   118,863    118,945    16,990    135,935    258,552     53,375     311,927
    30      139,521      113,968    5,836   119,804    120,069    24,212    144,791    314,489     95,727     410,216
    35      189,672      113,968    6,651   120,619    121,212    34,125    155,337    385,101    163,843     548,944

                                       0%                            6%                             12%
                           ------------------------      --------------------------    ------------------------------
                                   Cash Value                    Cash Value                      Cash Value
           Base Prem       ------------------------      --------------------------    ------------------------------
           Accum at        Base     Var Pu                Base     Var Pu                Base      Var Pu
 Year      5%/Annum       Policy     Adds     Total      Policy     Adds      Total     Policy      Adds        Total
------     --------       ------    -----     -----      ------    ------     -----     ------     ------      ------
     1        2,100          591        0       591        626         0        626        662          0         662
     2        4,305        1,986       28     2,014      2,137        28      2,165      2,291         28       2,319
     3        6,620        3,350       57     3,407      3,694        58      3,752      4,056         76       4,132
     4        9,051        4,682       84     4,767      5,296       102      5,399      5,967        154       6,121
     5       11,604        5,984      112     6,096      6,947       166      7,113      8,036        266       8,302
     6       14,284        7,254      147     7,401      8,644       250      8,894     10,273        417      10,690
     7       17,098        8,494      191     8,685     10,391       356     10,746     12,695        613      13,308
     8       20,053        9,705      251     9,956     12,187       493     12,680     15,315        871      16,186
     9       23,156       10,886      326    11,212     14,035       662     14,697     18,151      1,198      19,350
    10       26,413       12,037      416    12,453     15,934       868     16,801     21,218      1,607      22,826
    15       45,315       17,504    1,037    18,541     26,385     2,499     28,884     40,891      5,380      46,270
    20       69,438       22,070    1,878    23,948     37,910     5,381     43,291     69,226     13,883      83,110
Age 65      100,226       25,346    2,780    28,126     49,861     9,691     59,552    108,880     30,573     139,453
    30      139,521       27,731    3,736    31,467     62,133    15,892     78,025    163,488     61,828     225,316
    35      189,672       29,282    4,725    34,007     74,287    24,354     98,641    237,100    117,438     354,538

_____________________
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $65,723 Annual Premium $700.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified

                                      0%                           6%                            12%
                         ---------------------------   --------------------------   ------------------------------
                                Death Benefit                Death Benefit                  Death Benefit
           Prms Accum    --------------------------    --------------------------   ------------------------------
               at         Base     Var Pu               Base     Var Pu               Base      Var Pu
 Year       5%/Annum     Policy     Adds     Total     Policy     Adds     Total     Policy      Adds       Total
-------    ----------    ------    ------    ------    ------    ------   ------     -------    ------    --------
     1          735      65,723        0     65,723    65,925         0    65,925     69,335         0      69,335
     2        1,507      65,723        0     65,723    65,930         0    65,930     69,442         0      69,442
     3        2,317      65,723      175     65,898    66,029       192    66,221     71,304       211      71,515
     4        3,168      65,723      352     66,075    66,130       402    66,533     73,289       456      73,745
     5        4,061      65,723      527     66,250    66,234       625    66,859     75,389       735      76,124
     6        4,999      65,723      702     66,425    66,340       862    67,202     77,607     1,052      78,659
     7        5,984      65,723      876     66,599    66,448     1,114    67,562     79,948     1,407      81,356
     8        7,019      65,723    1,056     66,779    66,557     1,388    67,945     82,417     1,816      84,234
     9        8,105      65,723    1,240     66,963    66,669     1,684    68,352     85,021     2,282      87,302
    10        9,245      65,723    1,428     67,151    66,782     2,002    68,784     87,765     2,810      90,575
    15       15,860      65,723    2,434     68,157    67,358     4,007    71,365    103,443     6,732     110,175
    20       24,303      65,723    3,406     69,129    67,982     6,620    74,601    123,953    13,481     137,433
    25       35,079      65,723    4,135     69,858    68,677     9,555    78,232    151,610    23,919     175,529
    30       48,833      65,723    4,571     70,294    69,399    12,600    81,999    187,256    39,210     226,466
    35       66,385      65,723    4,740     70,463    70,147    15,688    85,835    233,343    61,314     294,657
Age 65       88,788      65,723    4,692     70,415    70,919    18,763    89,682    293,022    92,895     385,917

                                     0%                            6%                             12%
                         --------------------------    --------------------------    -----------------------------
                                 Cash Value                    Cash Value                      Cash Value
           Base Prem    ---------------------------   ---------------------------    -----------------------------
           Accum at      Base     Var Pu               Base     Var Pu                 Base     Var Pu
 Year      5%/Annum     Policy     Adds     Total     Policy     Adds      Total      Policy     Adds       Total
-------    --------     ------    ------    -------    ------    ------    ------    -------    ------   ---------
     1          735          13        0         13        14         0        14         15         0          15
     2        1,507         423        0        423       450         0       450        476         0         476
     3        2,317         834       29        863       908        32       941        985        35       1,021
     4        3,168       1,244       61      1,305     1,390        70     1,461      1,548        80       1,628
     5        4,061       1,652       95      1,747     1,896       113     2,009      2,168       133       2,301
     6        4,999       2,057      131      2,188     2,425       162     2,587      2,850       198       3,048
     7        5,984       2,459      170      2,629     2,978       217     3,195      3,600       275       3,874
     8        7,019       2,857      212      3,069     3,555       280     3,835      4,423       368       4,790
     9        8,105       3,250      258      3,508     4,156       352     4,508      5,324       479       5,804
    10        9,245       3,637      309      3,946     4,781       435     5,216      6,312       612       6,925
    15       15,860       5,592      631      6,223     8,416     1,043     9,459     12,984     1,759      14,743
    20       24,303       7,332    1,051      8,383    12,696     2,052    14,749     23,256     4,197      27,453
    25       35,079       8,636    1,509     10,145    17,409     3,503    20,912     38,608     8,808      47,416
    30       48,833       9,727    1,956     11,683    22,769     5,417    28,186     61,719    16,933      78,652
    35       66,385      10,569    2,351     12,920    28,660     7,817    36,477     95,776    30,686     126,461
Age 65       88,788      11,176    2,664     13,839    35,004    10,702    45,706    145,295    53,222     198,517

________________
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $62,945 Annual Premium $1,200.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                   0%                        6%                         12%
                         ----------------------    ----------------------    -------------------------
                             Death Benefit             Death Benefit              Death Benefit
           Prms Accum    ----------------------    ----------------------    -------------------------
               at         Base   Var Pu             Base   Var Pu             Base    Var Pu
 Year       5%/Annum     Policy   Adds   Total     Policy   Adds   Total     Policy    Adds    Total
-------    ----------    ------  ------  ------    ------  ------  ------    -------  ------  --------
     1        1,260      62,945      0   62,945    63,138       0  63,138     66,404       0    66,404
     2        2,583      62,945      0   62,945    63,183       0  63,183     67,251       0    67,251
     3        3,972      62,945     98   63,043    63,273     119  63,392     68,979     140    69,119
     4        5,431      62,945    212   63,157    63,369     264  63,633     70,870     322    71,192
     5        6,962      62,945    338   63,283    63,467     435  63,901     72,875     547    73,422
     6        8,570      62,945    472   63,417    63,566     627  64,193     74,988     814    75,802
     7       10,259      62,945    605   63,550    63,667     829  64,496     77,207   1,114    78,321
     8       12,032      62,945    752   63,697    63,769   1,060  64,830     79,536   1,471    81,007
     9       13,893      62,945    903   63,848    63,873   1,311  65,184     81,981   1,879    83,860
    10       15,848      62,945  1,061   64,006    63,977   1,584  65,562     84,546   2,345    86,890
    15       27,189      62,945  1,911   64,856    64,509   3,297  67,806     99,150   5,778   104,928
    20       41,663      62,945  2,691   65,636    65,071   5,414  70,486    117,795  11,414   129,209
Age 65       60,136      62,945  3,279   66,224    65,682   7,724  73,406    142,241  19,839   162,080
    30       83,713      62,945  3,713   66,658    66,304  10,211  76,516    173,058  32,226   205,284
    35      113,804      62,945  3,971   66,916    66,936  12,826  79,673    211,949  50,237   262,186

                                   0%                        6%                         12%
                         ----------------------    ----------------------    -------------------------
                               Cash Value                Cash Value                 Cash Value
           Prms Accum    ----------------------    ----------------------    -------------------------
               at         Base   Var Pu             Base   Var Pu             Base    Var Pu
 Year       5%/Annum     Policy   Adds   Total     Policy   Adds   Total     Policy    Adds     Total
------     ----------    ------  ------  ------    ------  ------  ------    -------  ------  --------
     1        1,260         251      0      251       266      0      266        281       0       281
     2        2,583       1,026      0    1,026     1,101      0    1,101      1,177       0     1,177
     3        3,972       1,784     28    1,813     1,962     34    1,996      2,149      41     2,189
     4        5,431       2,525     63    2,588     2,848     79    2,927      3,200      97     3,296
     5        6,962       3,248    104    3,353     3,760    135    3,895      4,338     170     4,508
     6        8,570       3,954    151    4,105     4,699    201    4,900      5,568     262     5,830
     7       10,259       4,643    200    4,843     5,664    275    5,939      6,900     371     7,271
     8       12,032       5,316    257    5,573     6,657    364    7,021      8,341     507     8,848
     9       13,893       5,972    319    6,292     7,679    465    8,144      9,901     669    10,570
    10       15,848       6,612    388    7,000     8,729    581    9,310     11,588     863    12,451
    15       27,189       9,670    818   10,488    14,530  1,418   15,947     22,435   2,494    24,929
    20       41,663      12,227  1,335   13,562    20,933  2,698   23,631     38,068   5,711    43,780
Age 65       60,136      14,029  1,862   15,892    27,533  4,405   31,938     59,900  11,365    71,265
    30       83,713      15,340  2,377   17,717    34,311  6,567   40,878     89,965  20,816   110,781
    35      113,804      16,191  2,821   19,013    41,023  9,154   50,177    130,493  36,012   166,505

_______________
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 25 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $61,670 Annual Premium $700.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                 0%                        6%                         12%
                       ----------------------    ----------------------    -------------------------
                           Death Benefit             Death Benefit               Death Benefit
           Prms Accum  ----------------------    ----------------------    -------------------------
               at       Base   Var Pu             Base   Var Pu             Base    Var Pu
 Year       5%/Annum   Policy   Adds   Total     Policy   Adds   Total     Policy    Adds     Total
------     ----------  ------  ------  ------    ------  ------  ------    -------  ------  --------
     1          735    61,670      0   61,670    61,859       0  61,859     65,059       0    65,059
     2        1,507    61,670      0   61,670    61,865       0  61,865     65,160       0    65,160
     3        2,317    61,670    164   61,834    61,957     181  62,138     66,907     198    67,105
     4        3,168    61,670    331   62,001    62,052     378  62,430     68,769     428    69,198
     5        4,061    61,670    495   62,165    62,150     586  62,736     70,740     690    71,430
     6        4,999    61,670    659   62,329    62,249     809  63,058     72,821     987    73,808
     7        5,984    61.670    822   62,492    62,350   1,045  63,395     75,018   1,321    76,339
     8        7,019    61,670    991   62,661    62,453   1,303  63,755     77,335   1,705    79,039
     9        8,105    61,670  1,163   62,833    62,557   1,580  64,137     79,778   2,141    81,919
    10        9,245    61,670  1,339   63,009    62,664   1,879  64,543     82,352   2,637    84,989
    15       15,860    61,670  2,283   63,953    63,204   3,760  66,964     97,064   6,317   103,381
    20       24,303    61.670  3,195   64,865    63,789   6,211  70,001    116,309  12,650   128,959
    25       35,079    61,670  3,880   65,550    64,442   8,965  73,408    142,261  22,445   164,705
    30       48,833    61,670  4,289   65,959    65,119  11,823  76,942    175,708  36,793   212,501
    35       66,385    61,670  4,448   66,118    65,821  14,721  80,542    218,954  57,534   276,488
Age 65       88,788    61,670  4,402   66,072    66,546  17,606  84,152    274,952  87,168   362,121

                                0%                        6%                         12%
                      ----------------------    -----------------------   -------------------------
                            Cash Value                Cash Value                  Cash Value
           Base Prem  ----------------------    -----------------------   -------------------------
           Accum at    Base   Var Pu             Base   Var Pu             Base    Var Pu
 Year      5%/Annum   Policy   Adds   Total     Policy   Adds    Total    Policy    Adds     Total
-------    ---------  ------  ------  ------    ------  ------  -------   -------  ------  --------
     1          735        12      0       12        13       0      13         14       0        14
     2        1,507       397      0      397       422       0     422        446       0       446
     3        2,317       782     28      810       852      30     883        924      33       958
     4        3,168     1,167     58    1,224     1,305      66   1,370      1,452      75     1,527
     5        4,061     1,550     89    1,639     1,779     106   1,885      2,034     125     2,159
     6        4,999     1,930    123    2,053     2,276     152   2,428      2,675     186     2,860
     7        5,984     2,307    159    2,466     2,794     203   2,998      3,378     258     3,635
     8        7,019     2,681    199    2,880     3,336     263   3,599      4,150     345     4,495
     9        8,105     3,049    242    3,292     3,900     331   4,230      4,996     450     5,446
    10        9,245     3,413    290    3,702     4,486     408   4,894      5,923     575     6,498
    15       15,860     5,247    592    5,839     7,897     979   8,876     12,183   1,651    13,834
    20       24,303     6,880    986    7,866    11,913   1,926  13,839     21,822   3,939    25,760
    25       35,079     8,103  1,416    9,519    16,335   3,287  19,622     36,227   8,265    44,492
    30       48,833     9,127  1,836   10,963    21,365   5,083  26,448     57,913  15,889    73,802
    35       66,385     9,918  2,206   12,123    26,893   7,334  34,227     89,870  28,794   118,663
Age 65       88,788    10,487  2,499   12,986    32,846  10,042  42,888    136,335  49,941   186,276

_________________
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 40 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $57,644 Annual Premium $1,200.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                  0%                         6%                          12%
                        ----------------------     ----------------------     -------------------------
                            Death Benefit              Death Benefit                Death Benefit
         Prms Accum     ----------------------     ----------------------     -------------------------
             at          Base   Var Pu              Base   Var Pu              Base    Var Pu
 Year     5%/Annum      Policy   Adds   Total      Policy   Adds   Total      Policy    Adds     Total
------   ----------     ------  ------  ------     ------  ------  ------     -------  ------  --------
     1      1,260      57,644      0   57,644     57,821       0  57,821      60,812       0    60,812
     2      2,583      57,644      0   57,644     57,862       0  57,862      61,587       0    61,587
     3      3,972      57,644     90   57,734     57,945     109  58,053      63,170     128    63,299
     4      5,431      57,644    194   57,838     58,032     242  58,274      64,902     295    65,197
     5      6,962      57,644    309   57,953     58,122     398  58,520      66,738     501    67,239
     6      8,570      57,644    432   58,076     58,213     574  58,787      68,672     746    69,418
     7     10,259      57,644    554   58,198     58,305     759  59,065      70,705   1,020    71,725
     8     12,032      57,644    688   58,332     58,399     971  59,370      72,838   1,347    74,185
     9     13,893      57,644    827   58,471     58,494   1,201  59,695      75,077   1,721    76,797
    10     15,848      57,644    972   58,616     58,589   1,451  60,040      77,425   2,148    79,573
    15     27,189      57,644  1,750   59,394     59,076   3,019  62,096      90,800   5,291    96,092
    20     41,663      57,644  2,464   60,108     59,591   4,959  64,550     107,875  10,453   118,327
Age 65     60,136      57,644  3,003   60,647     60,151   7,073  67,224     130,262  18,169   148,430
    30     83,712      57,644  3,400   61,044     60,720   9,351  70,072     158,484  29,512   187,996
    35    113,803      57,644  3,637   61,281     61,299  11,746  73,045     194,100  46,007   240,106

                                0%                          6%                          12%
                       ----------------------     ----------------------     -------------------------
                             Cash Value                 Cash Value                  Cash Value
         Base Prem     ----------------------     ----------------------     -------------------------
         Accum at       Base   Var Pu              Base   Var Pu              Base    Var Pu
 Year    5%/Annum      Policy   Adds   Total      Policy   Adds   Total      Policy    Adds    Total
------   --------      ------  ------  ------     ------  ------  ------     -------  ------  --------
     1      1,260         230      0      230        244       0     244         258       0       258
     2      2,583         940      0      940      1,008       0   1,008       1,078       0     1,078
     3      3,972       1,634     26    1,660      1,797      31   1,828       1,968      37     2,005
     4      5,431       2,312     58    2,370      2,608      72   2,681       2,930      88     3,019
     5      6,962       2,975     96    3,070      3,444     123   3,567       3,972     156     4,128
     6      8,570       3,621    138    3,759      4,303     184   4,487       5,099     240     5,339
     7     10,259       4,252    183    4,435      5,187     252   5,439       6,319     340     6,659
     8     12,032       4,868    235    5,103      6,097     333   6,430       7,639     464     8,103
     9     13,893       5,469    292    5,762      7,032     426   7,458       9,067     613     9,680
    10     15,848       6,055    355    6,410      7,994     532   8,526      10,612     790    11,402
    15     27,189       8,856    749    9,605     13,306   1,298  14,604      20,545   2,284    22,830
    20     41,663      11,197  1,222   12,420     19,170   2,471  21,641      34,862   5,230    40,093
Age 65     60,136      12,848  1,705   14,553     25,214   4,034  29,249      54,855  10,408    65,263
    30     83,712      14,048  2,177   16,225     31,421   6,014  37,435      82,389  19,063   101,451
    35    113,803      14,828  2,584   17,412     37,568   8,383  45,951     119,504  32,979   152,483

____________
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,930 Annual Premium $350.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                   0%                      6%                      12%
                         ----------------------  ----------------------  ------------------------
                             Death Benefit           Death Benefit            Death Benefit
           Prms Accum    ----------------------  ----------------------  ------------------------
               at         Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year       5%/Annum     Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------    ----------    ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1          368      28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2          753      28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3        1,159      28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4        1,584      28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5        2,031      28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6        2,500      28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7        2,992      28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8        3,509      28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9        4,052      28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10        4,622      28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15        7,930      28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20       12,152      28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25       17,540      28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30       24,416      28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35       33,193      28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65       44,394      28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018

                                  0%                        6%                       12%
                         ---------------------   ----------------------   ------------------------
                              Cash Value                Cash Value               Cash Value
           Base Prem     ---------------------   ----------------------   ------------------------
           Accum at       Base   Var Pu           Base    Var Pu           Base   Var Pu
 Year      5%/Annum      Policy   Adds    Total  Policy    Adds   Total   Policy   Adds     Total
------     ---------     ------  ------   -----  ------   ------  -----   ------  ------   -------
     1          368           6      0        6       6      0        6        7       0         7
     2          753         186      0      186     198      0      198      209       0       209
     3        1,159         367      4      371     400      4      404      434       5       439
     4        1,584         547      9      556     612     11      623      681      14       695
     5        2,031         727     14      741     835     19      854      954      26       980
     6        2,500         905     21      927   1,068     30    1,098    1,255      42     1,296
     7        2,992       1,082     30    1,112   1,311     43    1,354    1,585      62     1,646
     8        3,509       1,257     40    1,297   1,565     60    1,625    1,947      88     2,034
     9        4,052       1,430     52    1,483   1,829     80    1,909    2,344     120     2,464
    10        4,622       1,601     67    1,668   2,105    105    2,209    2,779     161     2,940
    15        7,930       2,462    260    2,721   3,705    399    4,104    5,715     646     6,362
    20       12,152       3,227    538    3,765   5,589    932    6,521   10,237   1,755    11,991
    25       17,540       3,801    806    4,607   7,663  1,659    9,322   16,994   3,818    20,813
    30       24,416       4,282  1,044    5,326  10,022  2,589   12,612   27,167   7,427    34,595
    35       33,193       4,652  1,247    5,899  12,616  3,740   16,356   42,159  13,523    55,682
Age 65       44,394       4,919  1,407    6,327  15,408  5,120   20,528   63,956  23,510    87,466

______________
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,661 Annual Premium $600.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                  0%                       6%                         12%
                        ----------------------   ------------------------   -------------------------
                             Death Benefit            Death Benefit               Death Benefit
          Prms Accum    ----------------------    -----------------------   -------------------------
              at         Base   Var Pu             Base    Var Pu            Base    Var Pu
 Year      5%/Annum     Policy   Adds   Total     Policy    Adds   Total    Policy    Adds     Total
------    ----------    ------  ------  ------    ------  ------- -------   ------   ------  --------
     1         630      28,661      0   28,661    28,749      0   28,749    30,236       0    30,236
     2       1,291      28,661      0   28,661    28,752      0   28,752    30,284       0    30,284
     3       1,986      28,661     15   28,676    28,795     17   28,812    31,101      26    31,127
     4       2,715      28,661     35   28,696    28,839     50   28,889    31,965      72    32,037
     5       3,481      28,661     64   28,725    28,884     94   28,978    32,873     136    33,009
     6       4,285      28,661    102   28,763    28,929    152   29,082    33,825     221    34,046
     7       5,129      28,661    142   28,803    28,975    217   29,192    34,823     320    35,144
     8       6,016      28,661    190   28,851    29,021    296   29,317    35,870     445    36,315
     9       6,947      28,661    245   28,906    29,068    386   29,455    36,968     592    37,559
    10       7,924      28,661    305   28,966    29,116    489   29,604    38,119     765    38,884
    15      13,594      28,661  1,041   29,702    29,355  1,584   30,939    44,623   2,551    47,174
    20      20,831      28,661  1,800   30,461    29,610  3,043   32,652    52,948   5,621    58,569
Age 65      30,068      28,661  2,260   30,921    29,891  4,474   34,365    64,018   9,994    74,012
    30      41,856      28,661  2,512   31,173    30,177  5,897   36,074    77,947  16,251    94,198
    35      56,901      28,661  2,630   31,291    30,466  7,342   37,809    95,511  25,239   120,750

                                 0%                         6%                        12%
                       -----------------------   ------------------------   ------------------------
                             Cash Value                 Cash Value                 Cash Value
          Base Prem    -----------------------   ------------------------   ------------------------
          Accum at       Base   Var Pu             Base   Var Pu             Base   Var Pu
 Year     5%/Annum      Policy   Adds    Total    Policy   Adds   Total     Policy   Adds     Total
------    --------      ------  ------   -----    ------  ------  -----     ------  ------  --------
     1         630          12      0       12        12      0       12        13       0        13
     2       1,291         371      0      371       394      0      394       417       0       417
     3       1,986         722      4      726       787      5      792       854       8       861
     4       2,715       1,065     11    1,076     1,191     15    1,206     1,327      22     1,348
     5       3,481       1,401     20    1,421     1,608     29    1,637     1,839      42     1,881
     6       4,285       1,728     32    1,761     2,037     49    2,085     2,392      71     2,463
     7       5,129       2,048     47    2,095     2,477     72    2,549     2,991     107     3,098
     8       6,016       2,360     65    2,425     2,931    102    3,032     3,639     153     3,792
     9       6,947       2,664     87    2,751     3,397    137    3,534     4,341     211     4,551
    10       7,924       2,961    112    3,073     3,877    179    4,056     5,099     282     5,380
    15      13,594       4,406    446    4,851     6,558    681    7,239    10,014   1,101    11,115
    20      20,831       5,618    893    6,511     9,525  1,516   11,041    17,112   2,812    19,924
Age 65      30,068       6,429  1,283    7,712    12,530  2,552   15,082    26,959   5,725    32,684
    30      41,856       7,018  1,608    8,626    15,616  3,792   19,408    40,521  10,497    51,018
    35      56,901       7,398  1,868    9,267    18,672  5,240   23,912    58,804  18,092    76,897

___________
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 25 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $27,223 Annual Premium $350.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                        6%                      12%
                     ----------------------    ----------------------    -------------------------
                         Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ----------------------    ----------------------    -------------------------
             at       Base   Var Pu             Base   Var Pu             Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total     Policy   Adds   Total     Policy    Adds     Total
------   ----------  ------  ------  ------    ------  ------  ------    -------  ------  --------
     1        368    27,223      0   27,223    27,307      0   27,307     28,719       0    28,719
     2        753    27,223      0   27,223    27,309      0   27,309     28,764       0    28,764
     3      1,159    27,223     24   27,247    27,350     24   27,374     29,535      31    29,565
     4      1,584    27,223     47   27,270    27,392     58   27,450     30,357      76    30,433
     5      2,031    27,223     74   27,297    27,435    100   27,534     31,227     135    31,361
     6      2,500    27,223    107   27,330    27,479    150   27,629     32,146     209    32,354
     7      2,992    27,223    143   27,366    27,523    208   27,732     33,115     297    33,413
     8      3,509    27,223    187   27,410    27,569    278   27,847     34,138     407    34,545
     9      4,052    27,223    236   27,459    27,615    360   27,975     35,216     539    35,755
    10      4,622    27,223    291   27,514    27,662    453   28,115     36,353     696    37,048
    15      7,930    27,223    942   28,165    27,900  1,443   29,343     42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861    28,159  2,829   30,987     51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300    28,447  4,258   32,705     62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519    28,746  5,667   34,412     77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588    29,055  7,064   36,119     96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555    29,375  8,447   37,822    121,372  38,613   159,985

                              0%                        6%                         12%
                     ----------------------   -----------------------    -------------------------
                          Cash Value                Cash Value                  Cash Value
         Base Prem   ----------------------   -----------------------    -------------------------
         Accum at     Base   Var Pu             Base   Var Pu              Base   Var Pu
 Year    5%/Annum    Policy   Adds    Total    Policy   Adds   Total      Policy   Adds     Total
-------  ---------   ------  ------   -----    ------  ------  ------     ------  ------   -------
     1        368         5      0        5         6      0        6          6       0         6
     2        753       175      0      175       186      0      186        197       0       197
     3      1,159       345      4      349       376      4      380        408       5       413
     4      1,584       515      8      523       576     10      586        641      13       654
     5      2,031       684     13      697       785     18      803        898      24       922
     6      2,500       852     20      872     1,005     28    1,033      1,181      39     1,220
     7      2,992     1,018     28    1,046     1,234     41    1,274      1,491      58     1,549
     8      3,509     1,183     38    1,221     1,473     56    1,529      1,832      82     1,914
     9      4,052     1,346     49    1,395     1,721     75    1,797      2,205     113     2,319
    10      4,622     1,506     63    1,570     1,980     98    2,079      2,615     152     2,766
    15      7,930     2,316    244    2,561     3,486    375    3,861      5,378     608     5,986
    20     12,152     3,037    506    3,543     5,259    877    6,136      9,633   1,651    11,284
    25     17,540     3,577    758    4,335     7,211  1,561    8,772     15,992   3,593    19,585
    30     24,416     4,029    983    5,012     9,431  2,436   11,867     25,564   6,989    32,553
    35     33,193     4,378  1,173    5,551    11,871  3,519   15,391     39,671  12,725    52,396
Age 65     44,394     4,629  1,324    5,953    14,499  4,818   19,317     60,182  22,122    82,305

---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 40 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $26,354 Annual Premium $600.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                 0%                         6%                       12%
                       ----------------------    ----------------------   -------------------------
                           Death Benefit              Death Benefit             Death Benefit
         Prms Accum    ----------------------    ----------------------   -------------------------
             at         Base   Var Pu             Base   Var Pu            Base   Var Pu
 Year     5%/Annum     Policy   Adds   Total     Policy   Adds   Total    Policy   Adds      Total
------   ----------    ------  ------  -----     ------  ------  -----    ------  ------   --------
   1          630      26,354      0   26,354    26,435      0   26,435    27,802       0    27,802
   2        1,292      26,354      0   26,354    26,437      0   26,437    27,846       0    27,846
   3        1,986      26,354     14   26,368    26,477     16   26,493    28,598      24    28,621
   4        2,715      26,354     32   26,386    26,518     46   26,563    29,392      66    29,458
   5        3,481      26,354     59   26,413    26,559     87   26,646    30,227     125    30,352
   6        4,285      26,354     93   26,447    26,601    140   26,741    31,102     203    31,306
   7        5,129      26,354    130   26,484    26,643    199   26,842    32,020     294    32,315
   8        6,016      26,354    175   26,529    26,685    272   26,958    32,983     409    33,392
   9        6,947      26,354    225   26,579    26,729    355   27,084    33,992     544    34,536
  10        7,924      26,354    281   26,635    26,772    449   27,222    35,050     704    35,754
  15       13,594      26,354    957   27,311    26,992  1,456   28,449    41,031   2,346    43,377
  20       20,832      26,354  1,655   28,009    27,226  2,798   30,024    48,686   5,168    53,854
Age 65     30,068      26,354  2,078   28,432    27,485  4,114   31,599    58,865   9,190    68,055
  30       41,856      26,354  2,310   28,664    27,748  5,423   33,170    71,673  14,943    86,616
  35       56,902      26,354  2,418   28,772    28,014  6,751   34,765    87,823  23,207   111,030

                                  0%                        6%                         12%
                        ----------------------   -----------------------   ------------------------
                              Cash Value                Cash Value                 Cash Value
         Base Prem      ----------------------   -----------------------   ------------------------
          Accum at       Base   Var Pu            Base   Var Pu             Base    Var Pu
 Year     5%/Annum      Policy   Adds   Total    Policy   Adds    Total    Policy    Adds     Total
-------  ----------     ------  -----   -----    ------  -----    -----    ------    ----     -----
   1          630          11      0       11        11      0       11        12       0        12
   2        1,292         341      0      341       362      0      362       383       0       383
   3        1,986         664      4      668       723      5      728       785       7       792
   4        2,715         980     10      989     1,095     14    1,109     1,220      20     1,240
   5        3,481       1,288     18    1,306     1,479     27    1,506     1,691      39     1,729
   6        4,285       1,589     30    1,619     1,873     45    1,918     2,200      65     2,265
   7        5,129       1,883     43    1,926     2,278     66    2,344     2,750      98     2,848
   8        6,016       2,170     60    2,230     2,695     93    2,788     3,346     141     3,487
   9        6,947       2,450     80    2,530     3,124    126    3,250     3,991     194     4,185
  10        7,924       2,723    103    2,825     3,565    165    3,729     4,688     259     4,947
  15       13,594       4,051    410    4,461     6,030    626    6,656     9,208   1,012    10,221
  20       20,832       5,166    821    5,987     8,759  1,394   10,153    15,734   2,586    18,320
Age 65     30,068       5,912  1,180    7,092    11,522  2,346   13,868    24,789   5,264    30,053
  30       41,856       6,453  1,479    7,932    14,359  3,487   17,846    37,260   9,652    46,912
  35       56,902       6,803  1,718    8,521    17,169  4,818   21,987    54,071  16,636    70,707

_____________
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 16.

Contents of this section                                      Beginning on page
------------------------                                      -----------------
Description of JHVLICO.....................................          29

How we support the policy and investment options...........          29

How we process certain policy transactions.................          30

Effects of policy loans....................................          30

Additional information about how certain policy charges
work.......................................................          31

How we market the policies.................................          31

Tax considerations.........................................          32

Reports that you will receive..............................          33

Voting privileges that you will have.......................          33

Changes that JHVLICO can make as to your policy............          34

Adjustments we make to death benefits......................          34

When we pay policy proceeds................................          35

Other details about exercising rights and paying benefits..          35

Legal matters..............................................          35

Registration statement filed with the SEC..................          36

Accounting and actuarial experts...........................          36

Financial statements of JHVLICO and the Account............          36

List of Directors and Executive Officers of JHVLICO........          37

Description of JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2000, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Series Fund. New subaccounts may be added as new funds are added to the Series Fund and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Fund.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

How we process certain policy transactions

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

Additional information about how certain policy charges work

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below on this page.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

How we market the policies

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

Tax considerations

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit would lose its tax-free character.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that JHVLICO can make as to your policy

Changes relating to the Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., Vice President and Illustration Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the account

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

              List of Directors and Executive Officers of JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive Officers   Principal Occupations
--------------------------------   ---------------------

David F. D'Alessandro............  Chairman of the Board of JHVLICO; President
                                   and Chief Executive Officer, John Hancock
                                   Life Insurance Company.
Michele G. Van Leer..............  Vice Chairman of the Board and President of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Ronald J. Bocage.................  Director, Vice President and Counsel of
                                   JHVLICO; Vice President and Counsel, John
                                   Hancock Life Insurance Company.
Bruce M. Jones...................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Thomas J. Lee....................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Barbara L. Luddy.................  Director, Vice President and Actuary of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Robert S. Paster.................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Robert R. Reitano................  Director, Vice President and Chief Investment
                                   officer of JHVLICO; Vice President and Chief
                                   Investment Strategist, John Hancock Life
                                   Insurance Company.
Paul Strong......................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Roger G. Nastou..................  Vice President, Investments, of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company
Todd G. Engelsen.................  Vice President and Illustration Actuary of
                                   JHVLICO; Second Vice President, John Hancock
                                   Life Insurance Company
Julie H. Indge...................  Treasurer of JHVLICO; Assistant Treasurer,
                                   John Hancock Life Insurance Company
Earl W. Baucom...................  Controller of JHVLICO; Senior Vice President
                                   and Controller, John Hancock Life Insurance
                                   Company.
Peter Scavongelli................  Secretary of JHVLICO; State Compliance
                                   Officer, John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the year ended December 31, 2000. Our audit also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 16, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEET


                                                                 December 31
                                                                     2000
                                                                 -------------
                                                                 (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost (fair value: $686.8).......     $   715.4
 Available-for-sale--at fair value (cost: $1,018.8).............       1,011.8
Equity securities:
 Available-for-sale--at fair value (cost: $7.1).................           8.1
Mortgage loans on real estate...................................         554.8
Real estate.....................................................          23.9
Policy loans....................................................         334.2
Short-term investments..........................................          21.7
Other invested assets...........................................          34.8
                                                                     ---------
  Total Investments.............................................       2,704.7
Cash and cash equivalents.......................................         277.3
Accrued investment income.......................................          52.1
Premiums and accounts receivable................................           7.0
Deferred policy acquisition costs...............................         994.1
Reinsurance recoverable--Note 7.................................          48.4
Other assets....................................................          28.2
Separate accounts assets........................................       8,082.9
                                                                     ---------
  Total Assets..................................................     $12,194.7
                                                                     =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                December 31
                                                                    2000
                                                               --------------
                                                               (in millions)

Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................   $      2,754.2
Policyholders' funds........................................             14.2
Unearned revenue............................................            212.0
Unpaid claims and claim expense reserves....................             11.1
Dividends payable to policyholders..........................              0.1
Income taxes--Note 5........................................             64.2
Other liabilities...........................................            250.4
Separate accounts liabilities...............................          8,082.9
                                                               --------------
  Total Liabilities.........................................         11,389.1
Shareholder's Equity--Note 9
Common stock, $50 par value; 50,000 shares authorized;
 50,000 shares issued and outstanding.......................              2.5
Additional paid in capital..................................            572.4
Retained earnings...........................................            232.9
Accumulated other comprehensive loss........................             (2.2)
                                                               --------------
  Total Shareholder's Equity................................            805.6
                                                               --------------
  Total Liabilities and Shareholder's Equity................   $     12,194.7
                                                               ==============

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENT OF INCOME

                                                                                         Year Ended
                                                                                         December 31
                                                                                            2000
                                                                                         -------------
                                                                                          (in millions)
Revenues
Premiums..........................................................................       $    28.6
Universal life and investment-type product charges................................           337.1
Net investment income--Note 3.....................................................           213.4
Net realized investment losses, net of related amortization of deferred policy
 acquisition costs of $3.8--Notes 1, 3, and 10....................................           (10.6)
Other revenue.....................................................................             0.2
                                                                                         ---------
  Total revenues..................................................................           568.7
Benefits and expenses
Benefits to policyholders.........................................................           248.6
Other operating costs and expenses................................................           116.8
Amortization of deferred policy acquisition costs, excluding amounts related to
 net realized investment losses of $3.8--Notes 1, 3 and 10........................            34.0
Dividends to policyholders........................................................            26.1
                                                                                         ---------
  Total benefits and expenses.....................................................           425.5
                                                                                         ---------
Income before income taxes........................................................           143.2
Income taxes--Note 5..............................................................            43.8
                                                                                         ---------
Net income........................................................................       $    99.4
                                                                                         =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                                                      Accumulated
                                                               Additional                Other           Total
                                                                Paid In    Retained  Comprehensive   Shareholder's
                                                 Common Stock   Capital    Earnings      Loss           Equity
                                                 ------------  ----------  --------  -------------  ---------------
Balance at December 31, 1999...................      $2.5        $572.4     $133.5      ($13.4)         $695.0
Comprehensive income:
 Net income....................................                               99.4                        99.4
Other comprehensive income, net of tax:
 Net unrealized gains..........................                                           11.2            11.2
Comprehensive income...........................                                                          110.6
                                                     ----        ------     ------      ------          ------
Balance at December 31, 2000...................      $2.5        $572.4     $232.9       ($2.2)         $805.6
                                                     ====        ======     ======      ======          ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                Year Ended
                                                                                                December 31
                                                                                                    2000
                                                                                              ---------------
                                                                                               (in millions)
Cash flows from operating activities:
 Net income.................................................................................    $   99.4
  Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of discount--fixed maturities...............................................        (1.9)
   Realized investment losses, net..........................................................        10.6
   Change in deferred policy acquisition costs..............................................      (141.5)
   Depreciation and amortization............................................................         1.9
   Increase in accrued investment income....................................................       (10.2)
   Decrease in premiums and accounts receivable.............................................         0.3
   Decrease in other assets and other liabilities, net......................................        70.7
   Decrease in policy liabilities and accruals, net.........................................      (401.1)
   Increase in income taxes.................................................................        22.5
                                                                                                --------
    Net cash used by operating activities...................................................      (349.3)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale.......................................................       194.6
  Equity securities available-for-sale......................................................         1.0
  Real estate...............................................................................         0.2
  Short-term investments and other invested assets..........................................         1.3
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity.........................................................        79.9
  Fixed maturities available-for-sale.......................................................        91.5
  Short-term investments and other invested assets..........................................        10.1
  Mortgage loans on real estate.............................................................        85.6
 Purchases of:
  Fixed maturities held-to-maturity.........................................................      (127.2)
  Fixed maturities available-for-sale.......................................................      (424.7)
  Equity securities available-for-sale......................................................        (0.6)
  Real estate...............................................................................        (0.4)
  Short-term investments and other invested assets..........................................       (38.8)
  Mortgage loans on real estate issued......................................................      (100.5)
  Other, net................................................................................       (41.5)
                                                                                                --------
    Net cash used in investing activities...................................................      (269.5)
Cash flows from financing activities:
 Universal life and investment-type contract deposits.......................................    $1,067.2
 Universal life and investment-type contract maturities and withdrawals.....................      (430.7)
                                                                                                --------
    Net cash provided by financing activities...............................................       636.5
                                                                                                --------
    Net increase in cash and cash equivalents...............................................        17.7
Cash and cash equivalents at beginning of year..............................................       259.6
                                                                                                --------
    Cash and cash equivalents at end of year................................................    $  277.3
                                                                                                ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  Prior to 2000, the Company did not prepare its financial statements in accordance with accounting principles generally accepted in the United States and financial information on such basis currently is not readily available for earlier periods. Comparative financial statements prepared on a statutory-basis are included elsewhere in this Form 10-K.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Investments

  In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities, which the Company has the positive intent and ability to hold to maturity, are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances which approximate fair value.

  Short-term investments are carried at amortized cost.

  Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

  Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

  The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

  Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

  The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

  Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

  Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity.

  Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

  Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities and 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Participating Insurance

  Participating business represents approximately 16.3% of the Company's life insurance in force and 30.1% of life insurance premiums in 2000.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $30.2 million in 2000.

  Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheet represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statement of income reflects premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

  Gains or losses on foreign currency transactions are reflected in earnings.

 Accounting Changes and New Accounting Principles Adopted

  SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Recent Accounting Pronouncements

  In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains.

  The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $0.5 million (net of tax of $0.3 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in an increase to earnings of $4.9 million (net of tax of $2.7 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

  SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rates. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $550.3 million of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $4.7 million (net of tax of $2.5 million) as of January 1, 2001.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiary's statutory-basis capital and surplus, the Company and its domestic life insurance subsidiary will remain in compliance with all regulatory and contractual obligations.

Note 2. Transactions with Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which were revised in 2000 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $170.6 million, which has been included in other operating costs and expenses. As of December 31, 2000, the Company owed John Hancock $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net income by $0.9 million.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $102.2 million as of December 31, 2000. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million from the Company in 2000. This agreement increased the Company's net gain from operations in 2000 by $1.1 million.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments

  The following information summarizes the components of net investment income and realized investment losses, net:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Net Investment Income
  Fixed maturities...............................................   $138.5
  Equity securities..............................................      0.2
  Mortgage loans on real estate..................................     44.3
  Real estate....................................................      4.1
  Policy loans...................................................     17.1
  Short-term investments.........................................     19.4
  Other..........................................................      1.1
                                                                    ------
  Gross investment income........................................    224.7
   Less investment expenses......................................     11.3
                                                                    ------
   Net investment income.........................................   $213.4
                                                                    ======
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs
 Fixed maturities................................................   $(16.0)
 Equity securities...............................................      0.8
 Mortgage loans on real estate and real estate...................     (2.3)
 Derivatives and other invested assets...........................      3.1
 Amortization adjustment for deferred policy acquisition costs...      3.8
                                                                    ------
 Net realized investment losses, net of related amortization
  of deferred policy acquisition costs...........................   $(10.6)
                                                                    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

  Gross gains of $1.5 million in 2000 and gross losses of $6.0 million in 2000 were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities............  $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities......      29.3       0.2         1.2          28.3
Obligations of states and
 political subdivisions.........       1.9       0.0         0.0           1.9
                                  --------     -----       -----      --------
 Total..........................  $  715.4     $23.6       $52.2      $  686.8
                                  ========     =====       =====      ========
Available-for-Sale:
Corporate securities............  $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities......     239.1       3.6         3.7         239.0
Obligations of states and
 political subdivisions.........       0.9       0.0         0.0           0.9
Debt securities issued by
 foreign governments............      11.1       0.3         0.6          10.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies......      16.1       0.7         0.1          16.7
                                  --------     -----       -----      --------
Total fixed maturities..........   1,018.8      25.2        32.2       1,011.8
Equity securities...............       7.1       2.8         1.8           8.1
                                  --------     -----       -----      --------
 Total..........................  $1,025.9     $28.0       $34.0      $1,019.9
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (In millions)
Held-to-Maturity:
Due in one year or less.................................  $   71.9    $   72.1
Due after one year through five years...................     234.8       235.0
Due after five years through ten years..................     222.5       223.0
Due after ten years.....................................     156.9       128.4
                                                          --------    --------
                                                             686.1       658.5
Mortgage-backed securities..............................      29.3        28.3
                                                          --------    --------
 Total..................................................  $  715.4    $  686.8
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   24.9    $   24.8
Due after one year through five years...................     332.3       333.0
Due after five years through ten years..................     290.0       281.0
Due after ten years.....................................     132.5       134.0
                                                          --------    --------
                                                             779.7       772.8
Mortgage-backed securities..............................     239.1       239.0
                                                          --------    --------
 Total..................................................  $1,018.8    $1,011.8
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000, $1.4 million of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

  Changes in the allowance for probable losses on mortgage loans on real estate were as follows:

                              Balance at                           Balance at
                               Beginning                             End of
                                of Year    Additions  Deductions       Year
                              -----------  ---------  ----------  -------------
                                               (in millions)
Year ended December 31, 2000
Mortgage loans on real
 estate.......................   $3.8        $1.2        $0.0         $5.0
                                 ====        ====        ====         ====

  At December 31, 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
 losses........................................................      $4.2
Provision for losses...........................................       1.2
                                                                     ----
Net impaired mortgage loans on real estate.....................      $3.0
                                                                     ====

  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Average recorded investment in impaired loans................        $2.1
Interest income recognized on impaired loans.................         0.3

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  Restructured commercial mortgage loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Expected.....................................................             0.34
Actual.......................................................             0.27

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)
Apartments..............   $129.2      East North Central.......    $ 68.1
Hotels..................     15.1      East South Central.......      27.6
Industrial..............     77.4      Middle Atlantic..........      27.1
Office buildings........     99.2      Mountain.................      35.7
Retail..................     45.7      New England..............      44.5
Mixed Use...............     13.5      Pacific..................     120.7
Agricultural............    165.6      South Atlantic...........     156.7
Other...................     14.1      West North Central.......      16.9
                                       West South Central.......      59.3
                                       Canada/Other.............       3.2
Allowance for losses....     (5.0)     Allowance for losses.....      (5.0)
                           ------                                   ------
 Total..................   $554.8       Total...................    $554.8
                           ======                                   ======

  Bonds with amortized cost of $7.0 million were non-income producing for the year ended December 31, 2000.

  Depreciation expense on investment real estate was $0.6 million in 2000. Accumulated depreciation was $2.5 million at December 31, 2000.

  Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $0.4 million at December 31, 2000. Total combined assets of these joint ventures and partnerships were $28.5 million (consisting primarily of investments), and total combined liabilities were $8.7 million (including $2.9 million of non-recourse notes payable to banks) at December 31, 2000. Total combined revenues and expenses of such joint ventures and partnerships were $77.6 million and $76.3 million, respectively, resulting in $1.3 million of total combined income from operations before income taxes in 2000. Net investment income on investments accounted for on the equity method totaled $0.4 million in 2000.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                           Number of
                                           Contracts/   Assets (Liabilities)
                                            Notional   ---------------------
                                            Amounts             2000
                                           ----------  ---------------------
                                                        Carrying       Fair
                                              2000        Value        Value
                                           ----------  -----------  -----------
                                                     (in millions)
Asset Hedges:
 Futures contracts to sell securities.....       6          --           --
 Interest rate swap agreements............
  Notional................................  $600.0          --        (10.8)
  Average fixed rate--paid................    6.38%         --           --
  Average float rate--received............    6.69%         --           --
 Currency rate swap agreements............  $ 22.3        (0.6)        (0.6)
 Equity collar agreements.................      --         0.4          0.4
Liability Hedges:
 Futures contracts to acquire securities..      43         0.1          0.1
 Interest rate swap agreements............
  Notional................................  $570.0                      9.6
  Average fixed rate--received............    6.43%         --           --
  Average float rate--paid................    6.69%         --           --
 Interest rate cap agreements.............  $239.4         2.1          2.1
 Interest rate floor agreements...........   485.4         4.5          4.5

  Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

  The interest rate swap agreements expire in 2001 to 2011. The interest rate cap agreements expire in 2006 to 2007 and interest rate floor agreements expire in 2010. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives (Continued)

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5. Income Taxes

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Current taxes:
 Federal.....................................................        $15.2
 Foreign.....................................................          0.6
                                                                     -----
                                                                      15.8
Deferred taxes:
 Federal.....................................................         28.0
 Foreign.....................................................           --
                                                                     -----
                                                                      28.0
                                                                     -----
  Total income taxes.........................................        $43.8
                                                                     =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Tax at 35%....................................................      $50.1
 Add (deduct):
 Equity base tax..............................................       (5.6)
 Tax credits..................................................       (0.6)
 Foreign taxes................................................        0.6
 Tax exempt investment income.................................       (0.7)
                                                                    -----
  Total income taxes..........................................      $43.8
                                                                    =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Income Taxes (continued)

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Deferred tax assets:
 Policy reserve adjustments..................................       $ 74.6
 Other postretirement benefits...............................         23.3
 Book over tax basis of investments..........................          7.8
 Interest....................................................          7.5
 Unrealized losses...........................................          1.4
                                                                    ------
  Total deferred tax assets..................................        114.6
                                                                    ------
Deferred tax liabilities:
 Deferred policy acquisition costs...........................        199.1
 Depreciation................................................          1.8
 Basis in partnerships.......................................          0.4
 Market discount on bonds....................................          0.6
 Other.......................................................          9.5
                                                                    ------
  Total deferred tax liabilities.............................        211.4
                                                                    ------
  Net deferred tax liabilities...............................       $ 96.8
                                                                    ======

  The Company made income tax payments of $62.9 million in 2000.

Note 6. Debt and Line of Credit

  At December 31, 2000, the Company had a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250.0 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and the Company. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

Note 7. Reinsurance

  The effect of reinsurance on premiums written and earned was as follows:

                                                                 2000 Premiums
                                                               -----------------
                                                               Written   Earned
                                                               -------  --------
                                                                (in millions)
Life Insurance:
 Direct.....................................................   $34.1     $34.1
 Ceded......................................................    (5.5)     (5.5)
                                                               -----     -----
  Net life insurance premiums...............................   $28.6     $28.6
                                                               =====     =====

  For the year ended December 31, 2000, benefits to policyholders under life ceded reinsurance contracts were $3.0 million.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7. Reinsurance (continued)

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds, issue real estate mortgages and purchase other assets totaling $37.0 million, $6.3 million and $17.4 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above was $62.9 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $66.3 million at December 31, 2000. No costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total shareholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity

  (a) Other Comprehensive Loss

  The components of accumulated other comprehensive loss are as follows:

                                                                  Accumulated
                                                                     Other
                                                                 Comprehensive
                                                                    Income
                                                                ---------------
Balance at January 1, 2000......................................    ($13.4)
                                                                    ------
Gross unrealized gains (net of deferred income tax expense of
 $9.7 million)..................................................      18.0
Less reclassification adjustment for gains, realized in net
 income (net of tax expense of $1.6 million)....................      (2.9)
Adjustment to deferred policy acquisition costs (net of
 deferred income tax benefit of $2.1 million)...................      (3.9)
                                                                    ------
Net unrealized gains............................................      11.2
                                                                    ------
Balance at December 31, 2000....................................     ($2.2)
                                                                    ======

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                     2000
                                                                ---------------
                                                                 (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
 Fixed maturities...............................................    ($7.0)
 Equity investments.............................................      1.0
 Derivatives and other..........................................      0.3
                                                                    -----
  Total.........................................................     (5.7)
Amounts attributable to:
 Deferred policy acquisition cost...............................      2.1
 Deferred federal income taxes..................................      1.4
                                                                    -----
  Total.........................................................      3.5
                                                                    -----
  Net unrealized investment gains...............................    ($2.2)
                                                                    =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity (continued)

  (b) Statutory Results

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize a pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. The pension plan prepaid expense amounted to $55.6 million at December 31, 2000.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                                     2000
                                                                ---------------
                                                                 (in millions)
Statutory net income.........................................       $ 26.6
Statutory surplus............................................        527.2

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10. Segment Information

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  Retail-Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  Retail-Asset Gathering Segment. Offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; and (v) a charge for certain one time costs associated with John Hancock's demutualization process.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                       Retail
                                            Retail      Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
2000
Revenues:
Segment revenues.........................$  530.8    $   48.5     $   579.3
 Realized investment losses, net.........    (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues................................ $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
 Net investment income................... $  215.9       ($2.5)    $   213.4
Net Income:
 Segment after-tax operating income......     96.0         6.3         102.3
 Realized investment losses, net.........     (6.8)         --          (6.8)
 Restructuring charges...................     (1.1)         --          (1.1)
 Surplus tax.............................      5.4         0.2           5.6
 Other demutualization related costs.....     (0.5)       (0.1)         (0.6)
                                          --------    --------     ---------
 Net income.............................. $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method..... $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs......................     17.6        16.4          34.0
 Income tax expense......................     40.7         3.1          43.8
 Segment assets..........................  9,326.9     2,867.8      12,194.7
Net Realized Investment Gains Data:
 Net realized investment losses.......... $  (14.4)         --     $   (14.4)
 Add capitalization/less amortization of
  deferred policy acquisition costs
  related to net realized investment
  gains (losses).........................      3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment losses, net of
  related amortization of deferred
  policy acquisition costs--per
  consolidated financial statements......    (10.6)         --         (10.6)
 Less income tax effect..................      3.8          --           3.8
                                          --------    --------     ---------
 Realized investment losses,
  net-after-tax adjustment made to
  calculate segment operating income.....    ($6.8)         --         ($6.8)
                                          ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value of Financial Instruments

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31
                                                               2000
                                                   ----------------------------
                                                   Carrying Value   Fair Value
                                                   --------------  ------------
                                                         (in millions)
Assets:
 Fixed maturities:
  Held-to-maturity.................................  $  715.4       $  686.8
  Available-for-sale...............................   1,011.8        1,011.8
 Equity securities:
  Available-for-sale...............................       8.1            8.1
 Mortgage loans on real estate.....................     554.8          574.2
 Policy loans......................................     334.2          334.2
 Short-term investments............................      21.7           21.7
 Cash and cash equivalents.........................     277.3          277.3
Liabilities:
Fixed rate deferred and immediate annuities........      63.8           60.4
Derivatives assets/(liabilities) relating to:
  Futures contracts, net...........................       0.1            0.1
  Interest rate swap agreements....................                     (1.2)
  Interest rate cap agreements.....................       2.1            2.1
  Interest rate floor agreements...................       4.5            4.5
  Currency rate swap agreements....................      (0.6)          (0.6)
  Equity collar agreements.........................       0.4            0.4
Commitments........................................        --           62.9

                         REPORT OF INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 2000, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements also are described in Note 1.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
March 9, 2001

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                      December 31
                                            --------------------------------
                                              2000        1999         1998
                                            ----------  ----------  -----------
                                                     (In millions)
Assets
 Bonds--Note 6............................. $ 1,400.5   $ 1,216.3    $1,185.8
 Preferred stocks..........................      44.0        35.9        36.5
 Common stocks.............................       2.8         3.2         3.1
 Investment in affiliates..................      84.8        80.7        81.7
 Mortgage loans on real estate--Note 6.....     456.0       433.1       388.1
 Real estate...............................      24.5        25.0        41.0
 Policy loans..............................     218.9       172.1       137.7
 Cash items:
  Cash in banks............................      45.4        27.2        11.4
  Temporary cash investments...............     226.6       222.9         8.5
                                            ---------   ---------    --------
                                                272.0       250.1        19.9
 Premiums due and deferred.................      73.0        29.9        32.7
 Investment income due and accrued.........      43.3        33.2        29.8
 Other general account assets..............      17.6        65.3        47.5
 Assets held in separate accounts..........   8,082.8     8,268.2     6,595.2
                                            ---------   ---------    --------
  Total Assets............................. $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========


Obligations and Stockholder's Equity
Obligations
 Policy reserves........................... $ 2,207.9   $ 1,866.6    $1,652.0
 Federal income and other taxes
  payable--Note 1..........................      (7.4)       67.3        44.3
 Other general account obligations.........     166.3       219.0       150.9
 Transfers from separate accounts, net.....    (198.5)     (221.6)     (190.3)
 Asset valuation reserve--Note 1...........      26.7        23.1        21.9
 Obligations related to separate accounts..   8,076.4     8,261.6     6,589.4
                                            ---------   ---------    --------
   Total Obligations.......................  10,271.4    10,216.0     8,268.2
                                            =========   =========    ========
Stockholder's Equity
 Common Stock, $50 par value; authorized
  50,000 shares; issued and outstanding
  50,000 shares............................       2.5         2.5         2.5
 Paid-in capital...........................     572.4       572.4       377.5
 Unassigned deficit--Note 10...............    (126.1)     (177.9)      (49.2)
                                            ---------   ---------    --------
  Total Stockholder's Equity...............     448.8       397.0       330.8
                                            ---------   ---------    --------
 Total Obligations and Stockholder's
  Equity................................... $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                  Year ended December 31
                                              ------------------------------
                                                2000       1999        1998
                                              ---------  ---------  -----------
                                                      (In Millions)
Income
 Premiums.................................... $  945.5   $  950.8    $1,272.3
 Net investment income--Note 3...............    176.7      136.0       122.8
 Other, net..................................    475.6      605.4       618.1
                                              --------   --------    --------
                                               1,597.8    1,692.2     2,013.2
Benefits and Expenses
 Payments to policyholders and beneficiaries.    340.8      349.9       301.4
 Additions to reserves to provide for future
  payments to policyholders and
  beneficiaries..............................    844.4      888.8     1,360.2
 Expenses of providing service to
  policyholders and obtaining new
  insurance--Note 5..........................    363.4      314.4       274.2
 State and miscellaneous taxes...............     25.8       20.5        28.1
                                              --------   --------    --------
                                               1,574.4    1,573.6     1,963.9
                                              --------   --------    --------
Gain From Operations Before Federal Income
 Tax (Credit) Expense and Net Realized
 Capital Losses..............................     23.4      118.6        49.3
Federal income tax (credit) expense--Note 1..    (18.0)      42.9        33.1
                                              --------   --------    --------
Gain From Operations Before Net Realized
 Capital Losses..............................     41.4       75.7        16.2
Net realized capital losses--Note 4..........    (18.2)      (1.7)       (0.6)
                                              --------   --------    --------
Net Income...................................     23.2       74.0        15.6
Unassigned deficit at beginning of year......   (177.9)     (49.2)      (58.3)
Net unrealized capital gains (losses) and
 other adjustments--Note 4...................      8.0       (3.8)       (6.0)
Adjustment to premiums due and deferred......     21.4         --          --
Other reserves and adjustments--Note 10......     (0.8)    (198.9)       (0.5)
                                              --------   --------    --------
Unassigned Deficit at End of Year............ $ (126.1)  $ (177.9)   $  (49.2)
                                              ========   ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                   Year ended December 31
                                                ----------------------------
                                                 2000      1999        1998
                                                --------  --------  -----------
                                                       (In millions)
Cash flows from operating activities:
 Insurance premiums............................ $ 939.9   $ 958.5    $1,275.3
 Net investment income.........................   166.0     134.2       118.2
 Benefits to policyholders and beneficiaries...  (315.1)   (321.6)     (275.5)
 Dividends paid to policyholders...............   (26.1)    (25.6)      (22.3)
 Insurance expenses and taxes..................  (362.4)   (344.8)     (296.9)
 Net transfers to separate accounts............  (513.0)   (705.3)     (874.4)
 Other, net....................................   347.4     540.6       551.3
                                                -------   -------    --------
   Net Cash Provided From Operations...........   236.7     236.0       475.7
                                                -------   -------    --------
Cash flows used in investing activities:
 Bond purchases................................  (450.7)   (240.7)     (618.8)
 Bond sales....................................   148.0     108.3       340.7
 Bond maturities and scheduled redemptions.....    80.0      78.4       111.8
 Bond prepayments..............................    29.4      18.7        76.5
 Stock purchases...............................    (8.8)     (3.9)      (23.4)
 Proceeds from stock sales.....................     1.7       3.6         1.9
 Real estate purchases.........................    (0.4)     (2.2)       (4.2)
 Real estate sales.............................     0.2      17.8         2.1
 Other invested assets purchases...............   (13.8)     (4.5)         --
 Mortgage loans issued.........................   (85.7)    (70.7)     (145.5)
 Mortgage loan repayments......................    61.6      25.3        33.2
 Other, net....................................    23.7     (68.9)     (435.2)
                                                -------   -------    --------
  Net Cash Used in Investing Activities........  (214.8)   (138.8)     (660.9)
                                                -------   -------    --------
Cash flows from financing activities:
 Capital contribution..........................      --     194.9          --
 Net (decrease) increase in short-term note
  payable......................................      --     (61.9)       61.9
                                                -------   -------    --------
  Net Cash Provided From Financing Activities..      --     133.0        61.9
                                                -------   -------    --------
  Increase (Decrease) In Cash and Temporary
   Cash Investments............................    21.9     230.2      (123.3)
Cash and temporary cash investments at
 beginning of year.............................   250.1      19.9       143.2
                                                -------   -------    --------
   Cash and Temporary Cash Investments at End
    of Year.................................... $ 272.0   $ 250.1    $   19.9
                                                =======   =======    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Note 1. Nature of Operations and Significant Accounting Practices

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, writes variable and universal life insurance policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include:(1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available-for-sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred. The carrying values of investment securities and real estate are reduced through the income statement when there has been a decline in value deemed other than temporary and mortgage loan valuation allowances, if necessary, are established when the Company determines it is probable that it will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and
(9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. GAAP net income for the year ended December 31, 2000 and GAAP shareholder's equity as of December 31, 2000 and 1999 were $99.4 million, $805.6 million and $695.0 million, respectively. The effects of variances from GAAP on net income for the year ended December 31, 1999 have not been determined but are presumed to be material.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  The significant accounting practices of the Company are as follows:

  Permitted Statutory Accounting Practices: In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company will use to prepare its statutory-basis financial statements. The Commonwealth of Massachusetts Division of Insurance has adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company's statutory-basis capital and surplus, the Company will remain in compliance with all regulatory and contractual obligations.

  Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The interest rate cap and floor agreements and collars are carried at fair value, with changes in fair value reflected directly in unassigned deficit.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.5 million in 2000, $1.9 million in 1999, and $3.0 million in 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 2000, the IMR, net of 2000 amortization of $1.6 million, amounted to $4.2 million, which is included in other general account obligations. The corresponding 1999 amounts were $2.3 million and $7.4 million, respectively, and the corresponding 1998 amounts were $2.4 and $10.7 million, respectively.

  Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $6.3 million, $8.9 million, and $11.4 million at December 31, 2000, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 2000.

  Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 2000.

  Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $65.1 million in 2000, $10.6 million in 1999, and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 2000, 1999 or 1998.

  Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Note 2. Investment in Affiliate

  The Company owns all outstanding shares of Investors Partner Life Insurance Company (IPL). IPL manages a block of single premium whole life insurance business and began marketing term life and variable universal life products through brokers in 1999.

  Summarized statutory-basis financial information for IPL for 2000, 1999 and 1998 is as follows:

                                                        2000    1999     1998
                                                       ------  ------  --------
                                                           (In millions)
Total assets........................................   $554.7  $571.0   $587.8
Total liabilities...................................    476.3   499.2    517.5
Total revenues......................................     42.8    35.6     38.8
Net income..........................................      3.3     3.5      3.8

Note 3. Net Investment Income

  Investment income has been reduced by the following amounts:

                                                          2000   1999    1998
                                                          -----  -----  -------
                                                             (In millions)
Investment expenses....................................   $ 9.0  $ 9.5   $ 8.3
Interest expense.......................................      --    1.7     2.4
Depreciation expense...................................     0.6    0.6     0.8
Investment taxes.......................................     0.5    0.3     0.7
                                                          -----  -----   -----
                                                          $10.1  $12.1   $12.2
                                                          =====  =====   =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Net Capital Gains (Losses) and Other Adjustments

  Net realized capital losses consist of the following items:

                                                       2000    1999      1998
                                                      -------  ------  --------
                                                          (In millions)
Net (losses) gains from asset sales.................  $(19.5)  $(2.8)   $ 7.6
Capital gains tax...................................    (0.3)    0.2     (2.9)
Amounts transferred to IMR..........................     1.6     0.9     (5.3)
                                                      ------   -----    -----
 Net realized capital losses........................  $(18.2)  $(1.7)   $(0.6)
                                                      ======   =====    =====

  Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       2000    1999      1998
                                                       ------  ------  --------
                                                           (In millions)
Net gains (losses) from changes in security values
 and book value adjustments..........................  $11.6   $(2.6)   $(2.7)
Increase in asset valuation reserve..................   (3.6)   (1.2)    (3.3)
                                                       -----   -----    -----
 Net unrealized capital gains (losses) and other
  adjustments........................................  $ 8.0   $(3.8)   $(6.0)
                                                       =====   =====    =====

Note 5. Transactions With Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 2000, 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $162.2 million, $188.3 million, $157.5 million, in 2000, 1999, and 1998, respectively, which has been included in insurance and investment expenses. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by John Hancock includes $0.7 million, $0.2 million, and $0.7 million in 2000, 1999, and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company. John Hancock allocates a portion of the activity related to its defined benefit pension plans to the Company. The pension plan prepaid expense allocated to the Company amounted to $55.0 million and $41.9 million in 2000 and 1999, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Transactions With Parent (continued)

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million, $44.5 million, and $4.9 million of cash for tax, commission, and expense allowances to the Company, which decreased the Company's net gain from operations by $0.9 million in 2000, and increased the Company's net gain from operations by $20.6 million, and $22.2 million in 1999, and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $17.4 million, $40.0 million, and $12.7 million in 2000, 1999, and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $5.6 million, $26.9 million, and $8.4 million in 2000, 1999, and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims in 2000, 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million, $0.8 million, and $1.0 million in 2000, 1999, and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations by $1.1 million in 2000 and $0.5 million in both 1999 and 1998.

  The Company had a $200.0 million line of credit with an affiliate, John Hancock Capital Corp. At December 31, 2000 and 1999, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments

  The statement value and fair value of bonds are shown below:

                                               Gross       Gross
                                  Statement  Unrealized  Unrealized    Fair
                                    Value      Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (In millions)
December 31, 2000
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies....... $    5.7     $  --       $  --      $    5.7
Obligations of states and
 political subdivisions..........      1.8        --          --           1.8
Debt securities issued by
 foreign governments.............     10.9       0.3         0.6          10.6
Corporate securities.............  1,158.8      36.4        68.5       1,126.7
Mortgage-backed securities.......    223.3       3.4         4.6         222.1
                                  --------     -----       -----      --------
  Total bonds.................... $1,400.5     $40.1       $73.7      $1,366.9
                                  ========     =====       =====      ========

December 31, 1999
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies....... $    5.9        --       $ 0.1      $    5.8
Obligations of states and
 political subdivisions..........      2.2     $ 0.1         0.1           2.2
Debt securities issued by
 foreign governments.............     13.9       0.8         0.1          14.6
Corporate securities.............    964.9      13.0        59.4         918.5
Mortgage-backed securities.......    229.4       0.5         7.8         222.1
                                  --------     -----       -----      --------
  Total bonds.................... $1,216.3     $14.4       $67.5      $1,163.2
                                  ========     =====       =====      ========

December 31, 1998
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies....... $    5.1     $ 0.1          --      $    5.2
Obligations of states and
 political subdivisions..........      3.2       0.3          --           3.5
Corporate securities.............    925.2      50.4       $15.0         960.6
Mortgage-backed securities.......    252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds.................... $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========

  The statement value and fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less................................   $   72.4    $   72.5
Due after one year through five years..................      424.2       427.7
Due after five years through ten years.................      428.5       419.5
Due after ten years....................................      252.1       225.1
                                                          --------    --------
                                                           1,177.2     1,144.8
Mortgage-backed securities.............................      223.3       222.1
                                                          --------    --------
                                                          $1,400.5    $1,366.9
                                                          ========    ========

  Gross gains of $0.9 million in 2000, $0.3 million in 1999, and $3.4 million in 1998 and gross losses of $3.0 million in 2000, $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 2000, bonds with an admitted asset value of $9.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million at December 31, 2000 and 1999 and $2.1 million at December 31, 1998. At December 31, 2000, gross unrealized appreciation on common stocks totaled $1.5 million, and gross unrealized depreciation totaled $1.8 million. The fair value of preferred stock totaled $41.6 million, $35.9 million, and $36.5 million at December 31, 2000, 1999, and 1998, respectively.

  Bonds with amortized cost of $5.1 million were non-income producing for the twelve months ended December 31, 2000.

  At December 31, 2000, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement    Geographic                 Statement
Property Type                Value      Concentration                Value
-------------            -------------  -------------           ---------------
                         (In millions)                           (In millions)
Apartments.............     $ 93.7      East North Central......    $ 64.3
Hotels.................       13.0      East South Central......      20.9
Industrial.............       63.5      Middle Atlantic.........      20.9
Office buildings.......       84.7      Mountain................      27.0
Retail.................       35.4      New England.............      23.4
Agricultural...........      142.5      Pacific.................     108.0
Other..................       23.2      South Atlantic..........     120.7
                            ------
                                        West North Central......      16.0
                                        West South Central......      51.5
                                        Other...................       3.3
                                                                    ------
                            $456.0                                  $456.0
                            ======                                  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

  At December 31, 2000, the fair values of the commercial and agricultural mortgage loans portfolios were $317.5 million and $149.8 million, respectively. The corresponding amounts as of December 31, 1999 were approximately $323.5 million and $98.2 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 2000 were 12.84% and 8.29% for agricultural loans, and 8.94% and 8.07% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

Note 7. Reinsurance

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 2000 were $588.1 million, $187.3 million, and $19.9 million, respectively. The corresponding amounts in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively, and the corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                                          Number of
                                                                          Contracts/      Assets (Liabilities)
                                                                       Notional Amounts           2000
                                                                       ----------------  ---------------------
                                                                                          Carrying       Fair
                                                                             2000           Value        Value
                                                                       ----------------  -----------  -----------
                                                                                      ($ in millions)
Futures contracts to sell securities...............................        $     --        $   --       $    --
Futures contracts to buy securities................................              43           0.1           0.1
Interest rate swap agreements......................................        $1,150.0            --
Interest rate cap agreements.......................................           239.4           2.1           2.1
Currency rate swap agreements......................................            22.3            --          (0.6)
Equity collar agreements...........................................              --           0.4           0.4
Interest rate floor agreements.....................................           361.4           1.4           1.4

                                                                          Number of
                                                                          Contracts/      Assets (Liabilities)
                                                                       Notional Amounts           1999
                                                                       ----------------  ------------------------
                                                                                          Carrying       Fair
                                                                             1999           Value        Value
                                                                       ----------------  -----------  -----------
                                                                                   ($ in millions)
Futures contracts to sell
 securities........................................................            362          $0.6        $ 0.6
Interest rate swap agreements......................................         $965.0            --         11.5
Interest rate cap agreements.......................................          239.4           5.6          5.6
Currency rate swap agreements......................................           15.8            --         (1.6)

                                                                          Number of
                                                                          Contracts/       Assets (Liabilities)
                                                                       Notional Amounts            1998
                                                                       ----------------  ------------------------
                                                                                          Carrying      Fair
                                                                             1998          Value        Value
                                                                       ----------------  ----------  -----------
                                                                                   ($ in millions)
Futures contracts to sell securities...............................            947         $(0.5)      $ (0.5)
Interest rate swap agreements......................................         $365.0            --        (17.7)
Interest rate cap agreements.......................................           89.4           3.1          3.1
Currency rate swap agreements......................................           15.8            --         (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

     The futures contracts expire in 2001. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 9. Policy Reserves, Policyholders' and Beneficiaries' Funds and Obligations Related To Separate Accounts

     The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                                             December 31, 2000   Percent
                                                                             -----------------   -------
                                                                                   (In millions)
Subject to discretionary withdrawal (with adjustment)
 With market value adjustment..................................................    $   30.3          1.1%
 At book value less surrender charge...........................................        54.7          2.1
 At market value...............................................................     2,250.3         84.8
                                                                                   --------        -----
  Total with adjustment........................................................     2,335.3         88.0
Subject to discretionary withdrawal at book value (without adjustment).........       312.8         11.8
Not subject to discretionary withdrawal--general
 account.......................................................................         7.1          0.2
                                                                                   --------        -----
  Total annuity reserves and deposit liabilities...............................    $2,655.2        100.0%
                                                                                   ========        =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds issue real estate mortgages and purchase other assets totaling $33.5 million, $6.3 million and $14.7 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $56.4 million at December 31, 2000. The majority of these commitments expire in 2001.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 2000 amounted to $39.5 million and is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

     The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                                  December 31
                                                                    ---------------------------------------
                                                                           2000                 1999
                                                                    ------------------   ------------------
                                                                    Carrying    Fair     Carrying     Fair
                                                                     Amount    Value      Amount     Value
                                                                    --------  ---------  --------  -----------
                                                                                 (In millions)
Assets
Bonds--Note 6..................................................     $1,400.5  $1,366.9   $1,216.3   $1,163.2
Preferred stocks--Note 6.......................................         44.0      41.6       35.9       35.9
Common stocks--Note 6..........................................          2.8       2.8        3.2        3.2
Mortgage loans on real estate--Note 6..........................        456.0     467.3      433.1      421.7
Policy loans--Note 1...........................................        218.9     218.9      172.1      172.1
Cash items--Note 1.............................................        272.0     272.0      250.1      250.1

Derivatives assets (liabilities) relating to: Note 8
Futures contracts..............................................          0.1       0.1        0.6        0.6
Interest rate swaps............................................           --      (0.4)        --       11.5
Currency rate swaps............................................           --      (0.6)        --       (1.6)
Interest rate caps.............................................          2.1       2.1        5.6        5.6
Equity collar agreements.......................................           --       0.4         --         --

Liabilities
Commitments--Note 10...........................................           --      56.4         --       19.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                      December 31
                                                                                 ----------------------
                                                                                          1998
                                                                                 ----------------------
                                                                                 Carrying      Fair
                                                                                  Amount       Value
                                                                                 ---------  -----------
                                                                                     (In millions)
Assets
Bonds--Note 6................................................................    $1,185.8    $1,231.5
Preferred stocks--Note 6.....................................................        36.5        36.5
Common stocks--Note 6........................................................         3.1         3.1
Mortgage loans on real estate--Note 6........................................       388.1       401.3
Policy loans--Note 1.........................................................       137.7       137.7
Cash items--Note 1...........................................................        19.9        19.9

Derivatives assets (liabilities) relating to: Note 8
Futures contracts............................................................        (0.5)       (0.5)
Interest rate swaps..........................................................          --       (17.7)
Currency rate swaps..........................................................          --        (3.3)
Interest rate caps...........................................................         3.1         3.1

Liabilities
Commitments--Note 10.........................................................          --        32.1

     The carrying amounts in the tables are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            As of December 31, 2000
                            (in millions of dollars)


                                                                                                            Amount at Which
                                                                                                              Shown in the
                                                                                                              Consolidated
           Type of Investment                                                           Cost (2)   Value     Balance Sheet
           ------------------                                                           --------   -----    ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities....................       16.1      16.7          16.7
States, municipalities and political subdivisions...................................        6.8       6.7           6.7
Foreign governments.................................................................       11.1      10.8          10.8
Public utilities....................................................................       49.1      50.1          50.1
Convertibles and bonds with warrants attached.......................................       13.7      13.6          13.6
All other corporate bonds...........................................................      877.1     871.5         871.5
Certificates of deposits............................................................        0.0       0.0           0.0
Redeemable preferred stock..........................................................       44.9      42.4          42.4
                                                                                        -------   -------       -------
Total fixed maturity securities, available-for-sale.................................    1,018.8   1,011.8       1,011.8
                                                                                        -------   -------       -------

Equity securities, available-for-sale:
Common stocks:
Public utilities....................................................................        0.0       0.0           0.0
Banks, trust and insurance companies................................................        0.0       0.0           0.0
Industrial, miscellaneous and all other.............................................        4.0       4.8           4.8
Non-redeemable preferred stock......................................................        3.1       3.3           3.3
                                                                                        -------   -------       -------
Total equity securities, available-for-sale.........................................        7.1       8.1           8.1
                                                                                        -------   -------       -------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities....................        0.0       0.0           0.0
States, municipalities and political subdivisions...................................        1.9       1.9           1.9
Foreign governments.................................................................        0.0       0.0           0.0
Public utilities....................................................................       42.5      43.4          42.5
Convertibles and bonds with warrants attached.......................................       13.3      11.1          13.3
All other corporate bonds...........................................................      657.7     630.4         657.7
Certificates of deposits............................................................        0.0       0.0           0.0
Redeemable preferred stock..........................................................        0.0       0.0           0.0
                                                                                        -------   -------       -------
Total fixed maturity securities,
 held-to-maturity...................................................................      715.4     686.8         715.4
                                                                                        -------   -------       -------


Equity securities, trading:
Common stocks:
Public utilities
Banks, trust and insurance companies
Industrial, miscellaneous and all other
Non-redeemable preferred stock
Total equity securities, trading....................................................        0.0       0.0           0.0
                                                                                        -------   -------       -------
Mortgage loans on real estate, net (1)..............................................      559.8      XXXX         554.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (continued)

                            As of December 31, 2000
                            (in millions of dollars)


                                                                                         Amount at Which
                                                                                           Shown in the
                                                                                           Consolidated
                                                                     Cost (2)   Value     Balance Sheet
                                                                     --------   -----    ---------------
Real estate, net:
Investment properties (1)........................................       23.9      XXXX          23.9
Acquired in satisfaction of debt (1).............................        0.0      XXXX           0.0
Policy loans.....................................................      334.2      XXXX         334.2
Other long-term investments (2)..................................       34.8      XXXX          34.8
Short-term investments...........................................       21.7      XXXX          21.7
                                                                     -------   -------       -------
 Total investments...............................................    2,715.7   1,706.7       2,704.7
                                                                     =======   =======       =======


(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)


                                                            Future Policy                 Other
                                               Deferred       Benefits,                   Policy
                                                Policy      Losses, Claims              Claims and
                                              Acquisition      and Loss      Unearned    Benefits    Premium
       Segment                                   Costs         Expenses      Premiums    Payable     Revenue
       -------                               ------------  ---------------  ---------   ----------   -------
GAAP
2000:
Protection.................................     $819.3        $2,698.4        $212.0      $11.1      $   28.6
Asset Gathering............................      174.8            70.0            --         --            --
                                                ------        --------        ------      -----      --------
 Total.....................................     $994.1        $2,768.4        $212.0      $11.1      $   28.6
                                                ------        --------        ------      -----      --------
Statutory Basis
2000:
 Variable Products.........................        N/A        $2,206.0        $  8.8      $16.4      $  945.4
                                                ------        --------        ------      -----      --------
1999:
 Variable Products.........................        N/A        $1,864.9        $  3.9      $15.4      $  950.8
                                                ------        --------        ------      -----      --------
1998:
 Variable Products.........................        N/A        $1,651.7        $  2.3      $13.1      $1,272.3
                                                ------        --------        ------      -----      --------

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)


                                                                                Amortization of
                                                               Benefits,        Deferred Policy
                                                            Claims, Losses,    Acquisition Costs,
                                                   Net            and          Excluding Amounts       Other
                                               Investment      Settlement     Related to Realized    Operating
       Segment                                   Income         Expenses        Investment Gains      Expenses
       -------                                 ----------   ---------------   -------------------    ---------
GAAP
2000:
Protection..................................     $215.9         $  242.2             $17.6             $100.5
Asset Gathering.............................       (2.5)             6.4              16.4               16.3
                                                 ------         --------             -----             ------
 Total......................................     $213.4         $  248.6             $34.0             $116.8
                                                 ------         --------             -----             ------
Statutory Basis
2000:
 Variable Products..........................     $176.7         $1,185.2               N/A             $389.2
                                                 ------         --------             -----             ------
1999:
 Variable Products..........................     $136.0         $1,238.7               N/A             $334.9
                                                 ------         --------             -----             ------
1998:
 Variable Products..........................     $122.8         $1,661.6               N/A             $302.3
                                                 ------         --------             -----             ------

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV -- REINSURANCE

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                              Percentage
                                                         Ceded to     Assumed                  of Amount
                                                Gross      Other    from Other                  Assumed
                                               Amount    Companies   Companies   Net Amount     to net
                                               ------    ---------  ----------   ----------   ----------
GAAP
2000
Life insurance in force...................    $98,737.2  $39,495.8     $37.1     $59,278.5       0.1%
                                              ---------  ---------     -----     ---------       ---
Premiums:
Life insurance............................    $    34.1  $     5.5     $  --     $    28.6       0.0%
Accident and health insurance.............           --         --        --            --       0.0%
P&C.......................................           --         --        --            --       0.0%
                                              ---------  ---------     -----     ---------       ---
  Total...................................    $    34.1  $     5.5     $  --     $    28.6       0.0%
                                              =========  =========     =====     =========       ===
Statutory Basis
2000
Life insurance in force...................    $96,574.3  $38,059.7     $  --     $58,514.6       0.0%
                                              ---------  ---------     -----     ---------       ---
Premiums:
Life insurance............................    $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
Accident and health insurance.............           --         --        --            --       0.0%
P&C.......................................           --         --        --            --       0.0%
                                              ---------  ---------     -----     ---------       ---
  Total...................................    $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
                                              =========  =========     =====     =========       ===
1999
Life insurance in force...................    $74,831.8  $ 8,995.0     $  --     $55,836.8       0.0%
                                              ---------  ---------     -----     ---------       ---
Premiums:
Life insurance............................    $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
Accident and health insurance.............           --         --        --            --       0.0%
P&C.......................................           --         --        --            --       0.0%
                                              ---------  ---------     -----     ---------       ---
  Total...................................    $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
                                              =========  =========     =====     =========       ===

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            As of December 31, 2000
                           (in millions of dollars)

                                                                                                        Percentage
                                                                     Ceded to   Assumed                 of Amount
                                                           Gross      Other    from Other     Net        Assumed
                                                          Amount    Companies  Companies     Amount       to Net
                                                          ------    ---------  ---------     ------     ---------
1998
Life insurance in force.............................     $62,628.7  $15,302.1  $      --    $47,326.6      0.0%
                                                         ---------  ---------  ---------    ---------   ---------
Premiums:
Life insurance......................................     $ 1,862.5  $   590.2  $      --    $ 1,272.3      0.0%
Accident and health insurance.......................            --         --         --           --      0.0%
P&C.................................................            --         --         --           --      0.0%
                                                         ---------  ---------  ----------   ---------   ---------
  Total.............................................     $ 1,862.5  $   590.2  $      --    $ 1,272.3      0.0%
                                                         =========  =========  ==========   ==========  =========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                        REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
  of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Core Bond, American Leaders Large Cap Value, Aim V.I. Value, Fidelity VIP Growth (formerly VIP Growth), Fidelity VIP II Contrafund (formerly VIP II Contrafund), Janus Aspen Global Tech, Janus Aspen Worldwide Growth, MFS New Discovery Series, and Templeton International) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2000, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


February 13, 2001

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000


                                                                                           International
                                                                  Large Cap    Active         Equity        Small Cap
                                                                   Growth       Bond           Index         Growth
                                                                 Subaccount  Subaccount     Subaccount     Subaccount
                                                                 ----------- ------------  -------------  -----------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value........................     $136,725,499  $236,355,318  $22,018,646   $11,617,687
Investments in shares of portfolios of
  Outside Trust, at value..................................               --            --           --            --
  Policy loans and accrued interest receivable.............       24,447,815    60,132,682    3,122,693            --
Receivable from:
  John Hancock Variable Series Trust I.....................               --            --           --            --
  Outside Trust............................................          118,092       209,448       29,360         7,302
                                                                ------------  ------------  -----------   -----------
Total assets...............................................      161,291,406   296,697,448   25,170,699    11,624,989
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.............          110,727       200,835       28,223         6,752
  Outside Trust............................................               --            --           --            --
Asset charges payable......................................            7,365         8,613        1,138           550
                                                                ------------  ------------  -----------   -----------
Total liabilities..........................................          118,092       209,448       29,361         7,302
                                                                ------------  ------------  -----------   -----------
Net assets.................................................     $161,173,314  $296,488,000  $25,141,338   $11,617,687
                                                                ============  ============  ===========   ===========

                                                                    Global        Mid Cap    Large Cap       Money
                                                                   Balanced       Growth       Value         Market
                                                                  Subaccount    Subaccount   Subaccount    Subaccount
                                                                ------------  ------------  -----------   -----------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value........................     $    984,470  $ 19,473,556  $10,098,262   $66,140,202
Investments in shares of portfolios of
  Outside Trust, at value..................................               --            --           --            --
  Policy loans and accrued interest receivable.............               --            --           --    14,251,671
Receivable from:
  John Hancock Variable Series Trust I.....................               --            --           --            --
  Outside Trust............................................              525        43,070        7,200       646,773
                                                                ------------  ------------  -----------   -----------
Total assets...............................................          984,995    19,516,626   10,105,462    81,038,646
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.............              477        42,142        6,732       643,201
  Outside Trust............................................               --            --           --            --
Asset charges payable......................................               48           928          468         3,572
                                                                ------------  ------------  -----------   -----------
Total liabilities..........................................              525        43,070        7,200       646,773
                                                                ------------  ------------  -----------   -----------
Net assets.................................................     $    984,470  $ 19,473,556  $10,098,262   $80,391,873
                                                                ============  ============  ===========   ===========

See accompany notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                                        Mid Cap    Small/Mid Cap   Real Estate     Growth &
                                                                         Value         Growth         Equity        Income
                                                                      Subaccount     Subaccount     Subaccount    Subaccount
                                                                     ------------  ------------   ------------  --------------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value..............................    $  6,160,883  $ 12,852,027   $ 13,051,588  $  900,121,230
Investments in shares of portfolios of Outside Trust,
  at value.......................................................              --            --             --              --
  Policy loans and accrued interest receivable...................              --            --      2,407,218     196,573,756
Receivable from:
  John Hancock Variable Series Trust I...........................              --            --             --              --
  Outside Trust..................................................          10,306         4,874          1,375         170,875
                                                                     ------------  ------------   ------------  --------------
Total assets.....................................................       6,171,189    12,856,901     15,460,181   1,096,865,861
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...................          10,015         4,240            657         140,166
  Outside Trust..................................................              --            --             --              --
Asset charges payable............................................             291           634            718          30,709
                                                                     ------------  ------------   ------------  --------------
Total liabilities................................................          10,306         4,874          1,375         170,875
                                                                     ------------  ------------   ------------  --------------
Net assets.......................................................    $  6,160,883  $ 12,852,027   $ 15,458,806  $1,096,694,986
                                                                     ============  ============   ============  ==============

                                                                                    Short-Term     Small Cap    International
                                                                       Managed         Bond          Equity     Opportunities
                                                                      Subaccount    Subaccount     Subaccount     Subaccount
                                                                     ------------  ------------   ------------  --------------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value..............................    $400,649,240  $  1,509,762   $  3,278,396  $    4,924,891
Investments in shares of portfolios of Outside Trust,
  at value.......................................................              --            --             --              --
  Policy loans and accrued interest receivable...................      80,971,076            --             --              --
Receivable from:
  John Hancock Variable Series Trust I...........................              --            --             --              --
  Outside Trust..................................................         346,410         8,629          1,306           5,545
                                                                     ------------  ------------   ------------  --------------
Total assets.....................................................     481,966,726     1,518,391      3,279,702       4,930,436
Liabilities:
Payable to:
  John Hancock Variable Life Insurance Company...................         324,627         8,562          1,148           5,322
  Outside Trust..................................................              --            --             --              --
Asset charges payable............................................          21,783            67            158             223
                                                                     ------------  ------------   ------------  --------------
Total liabilities................................................         346,410         8,629          1,306           5,545
                                                                     ------------  ------------   ------------  --------------
Net assets.......................................................    $481,620,316  $  1,509,762   $  3,278,396  $    4,924,891
                                                                     ============  ============   ============  ==============

See accompany notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                                                                     Turner      Brandes
                                                                         Equity       Global          Core    International
                                                                          Index        Bond          Growth      Equity
                                                                       Subaccount   Subaccount     Subaccount  Subaccount
                                                                       -----------  ----------     ----------  -----------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value............................        $26,550,665  $1,929,342     $       -- $         --
Investments in shares of portfolios of Outside
  Trust, at value..............................................                 --          --        389,948      755,694
  Policy loans and accrued interest receivable.................                 --          --             --           --
Receivable from:
  John Hancock Variable Series Trust I.........................                 --          --             --           --
  Outside Trust................................................             40,410         265             19           37
                                                                       -----------  ----------     ---------- ------------
Total assets...................................................         26,591,075   1,929,607        389,967      755,731
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.................             39,134         178             --           --
  Outside Trust................................................                 --          --             --           --
Asset charges payable..........................................              1,276          87             19           37
                                                                       -----------  ----------     ---------- ------------
Total liabilities..............................................             40,410         265             19           37
                                                                       -----------  ----------     ---------- ------------
Net assets.....................................................        $26,550,665  $1,929,342     $  389,948 $    755,694
                                                                       ===========  ==========     ========== ============

                                                                        Frontier
                                                                         Capital      Emerging        Bond       Small/Mid
                                                                      Appreciation Markets Equity    Index       Cap Core
                                                                       Subaccount   Subaccount     Subaccount   Subaccount
                                                                       ----------   ----------     ----------   ----------
Assets
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value............................        $        --  $1,092,808     $1,063,220   $  442,039
Investments in shares of portfolios of Outside
  Trust, at value..............................................            892,039          --             --           --
  Policy loans and accrued interest receivable.................                 --          --             --           --
Receivable from:
  John Hancock Variable Series Trust I.........................
  Outside Trust................................................                 --       1,990            579       35,929
                                                                                41          --             --           --
                                                                       -----------  ----------     ----------   ----------
Total assets...................................................            892,080   1,094,798      1,063,799      477,968
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.................                 --       1,942            535       35,915
  Outside Trust................................................                 --          --             --           --
Asset charges payable..........................................                 41          48             44           14
                                                                       -----------  ----------     ----------   ----------
Total liabilities..............................................                 41       1,990            579       35,929
                                                                       -----------  ----------     ----------   ----------
Net assets.....................................................        $   892,039  $1,092,808     $1,063,220   $  442,039
                                                                       ===========  ==========     ==========   ==========


See accompany notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                                  High       Clifton    Large Cap
                                                                 Yield      Enhanced    Aggressive   Fundamental
                                                                  Bond     U.S. Equity    Growth       Growth
                                                               Subaccount  Subaccount   Subaccount   Subaccount
                                                               ----------  -----------  ----------  -------------
Assets
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value...................  $298,339     $    --      $ 6,209      $94,010
Investments in shares of portfolios of Outside
  Trust, at value.............................................        --      15,761           --           --
  Policy loans and accrued interest receivable................        --          --           --           --
Receivable from:
  John Hancock Variable Series Trust I........................     1,520          --           --           --
  Outside Trust...............................................        --           1           --           --
                                                                --------     -------      -------      -------
Total assets..................................................   299,859      15,762        6,209       94,010
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................     1,508          --           --           --
 Outside Trust................................................        --          --           --           --
Asset charges payable.........................................        12           1           --           --
                                                                --------     -------      -------      -------
Total liabilities.............................................     1,520           1           --           --
                                                                --------     -------      -------      -------
Net assets....................................................  $298,339     $15,761      $ 6,209      $94,010
                                                                ========     =======      =======      =======

                                                                              American
                                                                            Leaders Large   Aim V.I.    Fidelity VIP
                                                                Core Bond     Cap Value       Value        Growth
                                                                Subaccount    Subaccount   Subaccount    Subaccount
                                                               -----------  -------------  ----------  --------------
Assets
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value...................   $ 11,725      $ 2,148      $    --       $    --
Investments in shares of portfolios of Outside
  Trust, at value.............................................         --           --       24,504        50,685
   Policy loans and accrued interest receivable...............         --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I.........................         --           --           --            --
 Outside Trust................................................         --           --           --            --
                                                                 --------      -------      -------       -------
Total assets..................................................     11,725        2,148       24,504        50,685
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.................         --           --           --            --
 Outside Trust................................................         --           --           --            --
Asset charges payable.........................................         --           --           --            --
                                                                 --------      -------      -------       -------
Total liabilities.............................................         --           --           --            --
                                                                 --------      -------      -------       -------
Net assets....................................................   $ 11,725      $ 2,148      $24,504       $50,685
                                                                 ========      =======      =======       =======

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                                        Janus Aspen   Janus Aspen    MFS New
                                                      Fidelity VIP II      Global      Worldwide    Discovery
                                                         Contrafund      Technology     Growth        Series
                                                         Subaccount      Subaccount   Subaccount    Subaccount
                                                      ---------------   -----------   ----------    ----------
Assets
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value........      $      --        $     --     $     --      $    --
Investments in shares of portfolios of Outside
  Trust, at value..................................         23,245          27,783       37,813        5,055
  Policy loans and accrued interest receivable.....             --              --           --           --
Receivable from:
  John Hancock Variable Series Trust I.............             --              --           --           --
  Outside Trust....................................          1,184           1,184           --           --
                                                         ---------        --------     --------      -------
Total assets.......................................         24,429          28,967       37,813        5,055
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.....             --              --           --           --
  Outside Trust....................................          1,184           1,184           --           --
Asset charges payable..............................             --              --           --           --
                                                         ---------        --------     --------      -------
Total liabilities..................................          1,184           1,184           --           --
                                                         ---------        --------     --------      -------
Net assets.........................................      $  23,245        $ 27,783     $ 37,813      $ 5,055
                                                         =========        ========     ========      =======

                                                                                                   Templeton
                                                                                                 International
                                                                                                   Subaccount
                                                                                                 -------------
Assets
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value.....................................................     $    --
Investments in shares of portfolios of Outside
  Trust, at value...............................................................................       7,982
  Policy loans and accrued interest receivable..................................................          --
Receivable from:
  John Hancock Variable Series Trust I..........................................................          --
  Outside Trust.................................................................................          --
                                                                                                     -------
Total assets....................................................................................       7,982
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company..................................................          --
  Outside Trust.................................................................................          --
Asset charges payable...........................................................................          --
                                                                                                     -------
Total liabilities...............................................................................          --
                                                                                                     -------
Net assets......................................................................................     $ 7,982
                                                                                                     =======

See accompany notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                            STATEMENTS OF OPERATIONS

                      Years And Periods Ended December 31,


                                                                                Large Cap Growth
                                                                                   Subaccount
                                                                     ---------------------------------------
                                                                         2000          1999          1998
                                                                     ------------   -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................  $ 21,798,840   $24,007,195   $11,641,271
 Outside Trust.....................................................            --            --            --
  Interest income on policy loans..................................     1,608,804     1,211,333     1,008,607
                                                                     ------------   -----------   -----------
Total investment income............................................    23,407,644    25,218,528    12,649,878
Expenses:
  Mortality and expense risks......................................     1,025,547       828,714       624,665
                                                                     ------------   -----------   -----------
Net investment income..............................................    22,382,097    24,389,814    12,025,213
Net realized and unrealized gain on investments:
 Net realized gain.................................................     6,354,615     4,239,424     3,520,199
 Net unrealized appreciation (depreciation) during the period......   (58,311,265)    1,727,703    18,509,310
                                                                     ------------   -----------   -----------
Net realized and unrealized gain (loss) on investments.............   (51,956,650)    5,967,127    22,029,509
                                                                     ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations....  $(29,574,553)  $30,356,941   $34,054,722
                                                                     ============   ===========   ===========

                                                                                 Active Bond Subaccount
                                                                          ----------------------------------------
                                                                              2000          1999         1998
                                                                          ------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................       $ 15,313,198  $ 17,792,726  $19,685,096
 Outside Trust.....................................................                --             --           --
  Interest income on policy loans..................................         4,341,054      4,084,783    4,027,376
                                                                          -----------   ------------  -----------
Total investment income............................................        19,654,252     21,877,509   23,712,472
Expenses:
  Mortality and expense risks......................................         1,538,692      1,643,861    1,624,615
                                                                          -----------   ------------  -----------
Net investment income..............................................        18,115,560     20,233,648   22,087,857
Net realized and unrealized gain (loss) on investments:
 Net realized gain.................................................           234,368        192,098    1,600,539
 Net unrealized appreciation (depreciation) during the period......         7,954,643    (20,304,536)  (2,317,324)
                                                                          -----------   ------------  -----------
Net realized and unrealized gain (loss) on investments.............         8,189,011    (20,112,438)    (716,785)
                                                                          -----------   ------------  -----------
Net increase in net assets resulting from operations...............       $26,304,571   $    121,210  $21,371,072
                                                                          ===========   ============  ===========

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                    International Equity Index Subaccount
                                                                    -------------------------------------
                                                                       2000         1999          1998
                                                                    ----------   -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $ 1,214,298   $  917,904   $3,394,842
 Outside Trust....................................................           --           --           --
  Interest income on policy loans.................................      219,642      179,345      170,285
                                                                    -----------   ----------   ----------
Total investment income...........................................    1,433,940    1,097,249    3,565,127
Expenses:
  Mortality and expense risks.....................................      177,404      147,126      124,891
                                                                    -----------   ----------   ----------
Net investment income.............................................    1,256,536      950,123    3,440,236
Net realized and unrealized gain on investments:
 Net realized gain................................................      527,088      168,248      148,419
 Net unrealized appreciation (depreciation) during the period.....   (7,357,143)   5,712,567      105,161
                                                                    -----------   ----------   ----------
Net realized and unrealized gain (loss) on investments............   (6,830,055)   5,880,815      253,580
                                                                    -----------   ----------   ----------
Net increase (decrease) in net assets resulting from operations...  $(5,573,519)  $6,830,938   $3,693,816
                                                                    ===========   ==========   ==========

                                                                              Small Cap Growth Subaccount
                                                                         -------------------------------------
                                                                             2000         1999        1998
                                                                         -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................................  $ 1,131,699   $1,272,230    $     --
 Outside Trust..........................................................           --           --          --
  Interest income on policy loans.......................................           --           --          --
                                                                          -----------   ----------    --------
Total investment income.................................................    1,131,699    1,272,230          --
Expenses:
  Mortality and expense risks...........................................       81,409       37,386      20,335
                                                                          -----------   ----------    --------
Net investment income (loss)............................................    1,050,290    1,234,844     (20,335)
Net realized and unrealized gain (loss) on investments:
 Net realized gain......................................................    2,288,594      491,241      55,393
 Net unrealized appreciation (depreciation) during the period...........   (6,989,013)   2,317,857     518,731
                                                                          -----------   ----------    --------
Net realized and unrealized gain (loss) on investments..................   (4,700,419)   2,809,098     574,124
                                                                          -----------   ----------    --------
Net increase (decrease) in net assets resulting from operations.........  $(3,650,129)  $4,043,942    $553,789
                                                                          ===========   ==========    ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                         Global Balanced Subaccount
                                                                     -----------------------------------
                                                                        2000        1999        1998
                                                                     ----------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................  $   46,847    $ 99,184    $ 57,587
 Outside Trust.....................................................          --          --          --
  Interest income on policy loans..................................          --          --          --
                                                                     ----------    --------    --------
Total investment income............................................      46,847      99,184      57,587
Expenses:
  Mortality and expense risks......................................       5,955       6,368       4,696
                                                                     ----------    --------    --------
Net investment income..............................................      40,892      92,816      52,891
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..........................................     (15,033)      4,711      (4,506)
 Net unrealized appreciation (depreciation) during the period......    (129,800)    (38,997)     78,455
                                                                     ----------    --------    --------
Net realized and unrealized gain (loss) on investments.............    (144,833)    (34,286)     73,949
                                                                     ----------    --------    --------
Net increase (decrease) in net assets resulting from operations....  $ (103,941)   $ 58,530    $126,840
                                                                     ==========    ========    ========

                                                                         Mid Cap Growth Subaccount
                                                                    --------------------------------------
                                                                        2000          1999         1998
                                                                    ------------   ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $  3,159,846   $2,117,559   $  461,919
 Outside Trust....................................................            --           --           --
  Interest income on policy loans.................................            --           --           --
                                                                    ------------   ----------   ----------
Total investment income...........................................     3,159,846    2,117,559      461,919
Expenses:
  Mortality and expense risks.....................................       146,991       58,898       16,758
                                                                    ------------   ----------   ----------
Net investment income.............................................     3,012,855    2,058,661      445,161
Net realized and unrealized gain on investments:
 Net realized gain................................................     3,196,857      773,222       73,958
 Net unrealized appreciation (depreciation) during the period.....   (17,335,527)   6,801,000      647,137
                                                                    ------------   ----------   ----------
Net realized and unrealized gain (loss) on investments............   (14,138,670)   7,574,222      721,095
                                                                    ------------   ----------   ----------
Net increase (decrease) in net assets resulting from operations...  $(11,125,815)  $9,632,883   $1,166,256
                                                                    ============   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                          Large Cap Value Subaccount
                                                                       ---------------------------------
                                                                          2000        1999        1998
                                                                       ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................................  $  566,072   $ 648,532   $ 433,626
 Outside Trust.......................................................          --          --          --
  Interest income on policy loans....................................          --          --          --
                                                                       ----------   ---------   ---------
Total investment income..............................................     566,072     648,532     433,626
Expenses:
  Mortality and expense risks........................................      62,777      54,610      44,753
                                                                       ----------   ---------   ---------
Net investment income................................................     503,295     593,922     388,873
Net realized and unrealized gain on investments:
 Net realized gain...................................................     126,864     165,556     673,582
 Net unrealized appreciation (depreciation) during the period........     660,671    (569,216)   (479,093)
                                                                       ----------   ---------   ---------
Net realized and unrealized gain (loss) on investments...............     787,535    (403,660)    194,489
                                                                       ----------   ---------   ---------
Net increase in net assets resulting from operations.................  $1,290,830   $ 190,262   $ 583,362
                                                                       ==========   =========   =========

                                                                             Money Market Subaccount
                                                                       ----------------------------------
                                                                          2000        1999        1998
                                                                       ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................................  $3,772,237  $2,943,852   $2,888,490
 Outside Trust.......................................................          --          --           --
  Interest income on policy loans....................................   1,003,512     985,509      973,241
                                                                       ----------  ----------   ----------
Total investment income..............................................   4,775,749   3,929,361    3,861,731
Expenses:
  Mortality and expense risks........................................     420,783     411,487      380,002
                                                                       ----------  ----------   ----------
Net investment income................................................   4,354,966   3,517,874    3,481,729
Net realized and unrealized gain on investments:
 Net realized gain...................................................          --          --           --
 Net unrealized appreciation during the period.......................          --          --           --
                                                                       ----------  ----------   ----------
Net realized and unrealized gain on investments......................          --          --           --
                                                                       ----------  ----------   ----------
Net increase in net assets resulting from operations.................  $4,354,966  $3,517,874   $3,481,729
                                                                       ==========  ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                                Mid Cap Value
                                                                                  Subaccount
                                                                      ---------------------------------
                                                                         2000       1999         1998
                                                                      ----------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................    $  640,919  $  31,306    $  40,338
 Outside Trust....................................................            --         --           --
  Interest income on policy loans.................................            --         --           --
                                                                      ----------  ---------    ---------
Total investment income...........................................       640,919     31,306       40,338
Expenses:
  Mortality and expense risks.....................................        35,868     29,798       23,760
                                                                      ----------  ---------    ---------
Net investment income.............................................       605,051       1508        16578
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................       647,520   (241,740)    (422,902)
 Net unrealized appreciation (depreciation) during the period......      219,047    469,537     (260,362)
                                                                      ----------  ---------    ---------
Net realized and unrealized gain (loss) on investments............       866,567    227,797     (683,264)
                                                                      ----------  ---------    ---------
Net increase (decrease) in net assets resulting from operations...    $1,471,618  $ 229,305    $(666,686)
                                                                      ==========  =========    =========

                                                                                  Small/Mid Cap
                                                                                Growth Subaccount
                                                                     ---------------------------------------
                                                                         2000         1999          1998
                                                                     -----------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................   $1,332,009    $ 1,903,687     $217,686
 Outside Trust....................................................           --             --           --
  Interest income on policy loans.................................           --             --           --
                                                                     ----------    -----------     --------
Total investment income...........................................    1,332,009      1,903,687      217,686
Expenses:
  Mortality and expense risks.....................................       75,233         69,847       63,334
                                                                     ----------    -----------     --------
Net investment income.............................................    1,256,776      1,833,840      154,352
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................     (293,946)       (13,020)      56,968
 Net unrealized appreciation (depreciation) during the period.....       32,687     (1,274,161)     334,213
                                                                     ----------    -----------     --------
Net realized and unrealized gain (loss) on investments............     (261,259)    (1,287,181)     391,181
                                                                     ----------    -----------     --------
Net increase in net assets resulting from operations..............   $  995,517    $   546,659     $545,533
                                                                     ==========    ===========     ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                              Real Estate Equity
                                                                                   Subaccount
                                                                    ---------------------------------------
                                                                        2000        1999            1998
                                                                    ----------   -----------    -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $1,252,411   $   771,050    $   817,633
 Outside Trust....................................................          --            --             --
  Interest income on policy loans.................................     145,455       131,461        145,212
                                                                    ----------   -----------    -----------
Total investment income...........................................   1,397,866       902,511        962,845
Expenses:
  Mortality and expense risks.....................................      84,516        78,893         86,610
                                                                    ----------   -----------    -----------
Net investment income.............................................   1,313,350       823,618        876,235
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................    (982,035)      123,591        442,876
 Net unrealized appreciation (depreciation) during the period.....   3,101,113    (1,106,755)    (3,720,942)
                                                                    ----------   -----------    -----------
Net realized and unrealized gain (loss) on investments............   2,119,078      (983,164)    (3,278,066)
                                                                    ----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations...  $3,432,428   $  (159,546)   $(2,401,831)
                                                                    ==========   ===========    ===========

                                                                                 Growth & Income
                                                                                    Subaccount
                                                                    ------------------------------------------
                                                                        2000            1999           1998
                                                                    --------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $ 168,501,199   $124,750,392   $ 96,326,313
 Outside Trust....................................................             --             --             --
  Interest income on policy loans.................................     14,341,628     12,877,539     11,727,553
                                                                    -------------   ------------   ------------
Total investment income...........................................    182,842,827    137,627,931    108,053,866
Expenses:
  Mortality and expense risks.....................................      6,264,243      6,531,512      5,589,689
                                                                    -------------   ------------   ------------
Net investment income.............................................    176,578,584      131096419      102464177
Net realized and unrealized gain on investments:
 Net realized gain................................................     29,822,980     22,802,197     22,835,488
 Net unrealized appreciation (depreciation) during the period.....   (334,928,257)     7,687,109    112,457,395
                                                                    -------------   ------------   ------------
Net realized and unrealized gain (loss) on investments............   (305,105,277)    30,489,306    135,292,883
                                                                    -------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations...  $(128,526,693)  $161,585,725   $237,757,060
                                                                    =============   ============   ============

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                                 Managed Subaccount
                                                                       ----------------------------------------
                                                                           2000          1999           1998
                                                                       -------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................................  $ 43,384,453   $39,951,885    $37,907,821
 Outside Trust.......................................................            --            --             --
  Interest income on policy loans....................................     5,738,215     5,217,121      4,949,021
                                                                       ------------   -----------    -----------
Total investment income..............................................    49,122,668    45,169,006     42,856,842
Expenses:
  Mortality and expense risks........................................     2,689,090     2,636,085      2,381,406
                                                                       ------------   -----------    -----------
Net investment income................................................    46,433,578    42,532,921     40,475,436
Net realized and unrealized gain on investments:
 Net realized gain...................................................     6,751,143     5,060,826      5,853,076
 Net unrealized appreciation (depreciation) during the period........   (50,083,997)   (9,288,287)    24,834,482
                                                                       ------------   -----------    -----------
Net realized and unrealized gain (loss) on investments...............   (43,332,854)   (4,227,461)    30,687,558
                                                                       ------------   -----------    -----------
Net increase in net assets resulting from operations.................  $  3,100,724   $38,305,460    $71,162,994
                                                                       ============   ===========    ===========

                                                                                 Short-term Bond Subaccount
                                                                              ------------------------------
                                                                                2000       1999      1998
                                                                              --------   --------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......................................  $ 67,797   $ 53,689    $31,261
 Outside Trust..............................................................        --         --         --
  Interest income on policy loans...........................................        --         --         --
                                                                              --------   --------    -------
Total investment income.....................................................    67,797     53,689     31,261
Expenses:
  Mortality and expense risks...............................................     6,381      5,065      3,052
                                                                              --------   --------    -------
Net investment income.......................................................    61,416     48,624     28,209
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...................................................   (16,575)    (3,107)     2,008
 Net unrealized appreciation (depreciation) during the period...............    35,100    (23,648)    (5,287)
                                                                              --------   --------    -------
Net realized and unrealized gain (loss) on investments......................    18,525    (26,755)    (3,279)
                                                                              --------   --------    -------
Net increase in net assets resulting from operations........................  $ 79,941   $ 21,869    $24,930
                                                                              ========   ========    =======

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                          Small Cap Equity Subaccount
                                                                       ----------------------------------
                                                                          2000        1999         1998
                                                                       -----------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................................  $  274,220   $  97,290    $  24,781
 Outside Trust.......................................................          --          --           --
  Interest income on policy loans....................................          --          --           --
                                                                       ----------   ---------    ---------
Total investment income..............................................     274,220      97,290       24,781
Expenses:
  Mortality and expense risks........................................      26,554      24,661       23,711
                                                                       ----------   ---------    ---------
Net investment income................................................     247,666      72,629        1,070
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)............................................    (493,450)   (217,582)      61,917
 Net unrealized (depreciation) during the period.....................    (206,562)    (40,472)    (364,339)
                                                                       ----------   ---------    ---------
Net realized and unrealized (loss) on investments....................    (700,012)   (258,054)    (302,422)
                                                                       ----------   ---------    ---------
Net (decrease) in net assets resulting from operations...............   $(452,346)  $(185,425)   $(301,352)
                                                                       ==========   =========    =========

                                                                     International Opportunities Subaccount
                                                                     --------------------------------------
                                                                         2000          1999          1998
                                                                     ------------  -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............................  $   305,866   $  354,646    $  27,799
 Outside Trust......................................................           --           --           --
  Interest income on policy loans...................................           --           --           --
                                                                      -----------   ----------    ---------
Total investment income.............................................      305,866      354,646       27,799
Expenses:
  Mortality and expense risks.......................................       34,912       24,257       19,481
                                                                      -----------   ----------    ---------
Net investment income...............................................      270,954      330,389        8,318
Net realized and unrealized gain (loss) on investments:
 Net realized gain..................................................      116,886      123,861       64,757
 Net unrealized appreciation (depreciation) during the period.......   (1,564,313)     839,140      339,709
                                                                      -----------   ----------    ---------
Net realized and unrealized gain (loss) on investments..............   (1,447,427)     963,001      404,466
                                                                      -----------   ----------    ---------
Net increase (decrease) in net assets resulting from operations.....  $(1,176,473)  $1,293,390    $ 412,784
                                                                      ===========   ==========    =========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                                   Equity Index Subaccount
                                                                             ------------------------------------
                                                                                2000          1999        1998
                                                                             -----------   ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................................  $ 1,338,163   $  921,698   $  367,284
 Outside Trust.............................................................           --           --           --
  Interest income on policy loans..........................................           --           --           --
                                                                             -----------   ----------   ----------
Total investment income....................................................    1,338,163      921,698      367,284
Expenses:
  Mortality and expense risks..............................................      149,460      103,983       60,274
                                                                             -----------   ----------   ----------
Net investment income......................................................    1,188,703      817,715      307,010
Net realized and unrealized gain on investments:
 Net realized gain.........................................................      946,085      471,802      132,619
 Net unrealized appreciation (depreciation) during the period..............   (4,757,606)   2,019,913    2,082,107
                                                                             -----------   ----------   ----------
Net realized and unrealized gain (loss) on investments.....................   (3,811,521)   2,491,715    2,214,726
                                                                             -----------   ----------   ----------
Net increase (decrease) in net assets resulting from operations............  $(2,622,818)  $3,309,430   $2,521,736
                                                                             ===========   ==========   ==========

                                                                                    Global Bond Subaccount
                                                                                -------------------------------
                                                                                   2000       1999       1998
                                                                                ---------  ---------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........................................  $108,920   $  91,316    $62,244
 Outside Trust................................................................        --          --         --
  Interest income on policy loans.............................................        --          --         --
                                                                                --------   ---------    -------
Total investment income.......................................................   108,920      91,316     62,244
Expenses:
  Mortality and expense risks.................................................     9,893       9,736      7,516
                                                                                --------   ---------    -------
Net investment income.........................................................    99,027      81,580     54,728
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).....................................................   (44,965)     (1,996)    32,917
 Net unrealized appreciation (depreciation) during the period.................   134,921    (126,001)    11,342
                                                                                --------   ---------    -------
Net realized and unrealized gain (loss) on investments........................    89,956    (127,997)    44,259
                                                                                --------   ---------    -------
Net increase (decrease) in net assets resulting from operations...............  $188,983   $ (46,417)   $98,987
                                                                                ========   =========    =======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                                    Turner Core Growth
                                                                                        Subaccount
                                                                               -------------------------------
                                                                                 2000       1999        1998
                                                                               ---------  ---------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................................... $      --   $     --   $    --
 Outside Trust................................................................    55,829     38,038     5,535
  Interest income on policy loans.............................................        --         --        --
                                                                               ---------   --------   -------
Total investment income.......................................................    55,829     38,038     5,535
Expenses:
  Mortality and expense risks.................................................     2,974      2,102     1,022
                                                                               ---------   --------   -------
Net investment income.........................................................    52,885     35,936     4,513
Net realized and unrealized gain on investments:
 Net realized gain............................................................   102,027     44,245    14,364
 Net unrealized appreciation (depreciation) during the period.................  (208,949)    37,727    49,605
                                                                               ---------   --------   -------
Net realized and unrealized gain (loss) on investments........................  (106,922)    81,972    63,969
                                                                               ---------   --------   -------
Net increase (decrease) in net assets resulting from operations............... $ (54,067)  $117,908   $68,482
                                                                               =========   ========   =======


                                                                                   Brandes International
                                                                                     Equity Subaccount
                                                                                -------------------------------
                                                                                  2000       1999      1998
                                                                                ---------  --------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........................................  $     --   $     --   $    --
 Outside Trust................................................................    60,386     18,453    13,237
  Interest income on policy loans.............................................        --         --        --
                                                                                --------   --------   -------
Total investment income.......................................................    60,386     18,453    13,237
Expenses:
  Mortality and expense risks.................................................     3,755      1,904     1,143
                                                                                --------   --------   -------
Net investment income.........................................................    56,631     16,549    12,094
Net realized and unrealized gain on investments:
 Net realized gain............................................................    20,196      7,704     1,184
 Net unrealized appreciation (depreciation) during the period.................   (44,043)   119,400    15,813
                                                                                --------   --------   -------
Net realized and unrealized gain (loss) on investments........................   (23,847)   127,104    16,997
                                                                                --------   --------   -------
Net increase in net assets resulting from operations..........................  $ 32,784   $143,653   $29,091
                                                                                ========   ========   =======

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                      Frontier Capital Appreciation     Emerging Markets Equity
                                                                                Subaccount                     Subaccount
                                                                     -------------------------------- -----------------------------
                                                                       2000        1999      1998       2000        1999     1998*
                                                                     ----------  --------  ---------  ----------  --------  -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................  $      --   $     --  $     --   $  93,492   $ 13,510    $ 1
 Outside Trust.....................................................    222,682     20,787     1,888          --         --     --
  Interest income on policy loans..................................         --         --        --          --         --     --
                                                                     ---------   --------  --------   ---------   --------    ---
Total investment income............................................    222,682     20,787     1,888      93,492     13,510      1
Expenses:
  Mortality and expense risks......................................      5,316      3,019     2,096       6,624        720     --
                                                                     ---------   --------  --------   ---------   --------    ---
Net investment income (loss).......................................    217,366     17,768      (208)     86,868     12,790      1
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..........................................    142,388     22,678    12,123    (444,667)     5,339     --
 Net unrealized appreciation (depreciation) during the period......   (339,964)   164,599   (17,930)   (303,818)    86,570     10
                                                                     ---------   --------  --------   ---------   --------    ---
Net realized and unrealized gain (loss) on investments.............   (197,576)   187,277    (5,807)   (748,485)    91,909     10
                                                                     ---------   --------  --------   ---------   --------    ---
Net increase (decrease) in net assets resulting from operations....  $  19,790   $205,045  $ (6,015)  $(661,617)  $104,699    $11
                                                                     =========   ========  ========   =========   ========    ===

                                                                                                 Bond Index
                                                                                                 Subaccount
                                                                                        -----------------------------
                                                                                          2000      1999       1998*
                                                                                        --------  ---------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................................................   $53,609   $ 17,417    $ 149
 Outside Trust.......................................................................        --         --       --
  Interest income on policy loans....................................................        --         --       --
                                                                                        -------   --------    -----
Total investment income..............................................................    53,609     17,417      149
Expenses:
  Mortality and expense risks........................................................     4,506      1,565        3
                                                                                        -------   --------    -----
Net investment income................................................................    49,103     15,852      146
Net realized and unrealized gain (loss) on investments:
 Net realized (loss).................................................................    (7,112)    (1,422)      (1)
 Net unrealized appreciation (depreciation) during the period........................    49,798    (22,820)    (196)
                                                                                        -------   --------    -----
Net realized and unrealized gain (loss) on investments...............................    42,686    (24,242)    (197)
                                                                                        -------   --------    -----
Net increase (decrease) in net assets resulting from operations......................   $91,789   $ (8,390)   $ (51)
                                                                                        =======   ========    =====

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                   Small/Mid Cap CORE Subaccount     High Yield Bond Subaccount
                                                                  -------------------------------- ------------------------------
                                                                    2000        1999       1998*      2000      1999       1998*
                                                                  ----------  ---------  --------- ---------  ---------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............................  $ 17,081     $6,810       --    $ 24,017    $2,748     $ 19
 Outside Trust...................................................        --         --       --          --        --       --
  Interest income on policy loans................................        --         --       --          --        --       --
                                                                   --------     ------      ---    --------    ------     ----
Total investment income..........................................    17,081      6,810       --      24,017     2,748       19
Expenses:
  Mortality and expense risks....................................     1,144        178       --       1,530       206        1
                                                                   --------     ------      ---    --------    ------     ----
Net investment income (loss).....................................    15,937      6,632       --      22,487     2,542       18
Net realized and unrealized gain (loss) on investments:              10,460        252       --     (12,103)     (186)      --
 Net realized gain (loss)........................................
 Net unrealized appreciation (depreciation) during the period....   (24,998)     3,005      $ 6     (40,003)     (511)     (26)
                                                                   --------     ------      ---    --------    ------     ----
Net realized and unrealized gain (loss) on investments...........   (14,538)     3,257        6     (52,106)     (697)     (26)
                                                                   --------     ------      ---    --------    ------     ----
Net increase (decrease) in net assets resulting from operations..  $  1,399     $9,889      $ 6    $(29,619)   $1,845     $ (8)
                                                                   ========     ======      ===    ========    ======     ====

                                                                                       Large Cap
                                                                    Clifton Enhanced    Aggressive  Fundamental
                                                                      U.S. Equity         Growth       Growth      Core Bond
                                                                      Subaccount       Subaccount   Subaccount    Subaccount
                                                                   ------------------  ----------  ------------  ------------
                                                                     2000     1999**     2000***      2000***       2000***
                                                                   --------  --------  ----------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Trust I...................................  $    --     $   --     $ 104       $ 9,207         $172
 Outside Trust...................................................    2,267      1,117        --            --           --
  Interest income on policy loans................................       --         --        --            --           --
                                                                   -------     ------     -----       -------         ----
Total investment income..........................................    2,267      1,117       104         9,207          172
Expenses:
  Mortality and expense risks....................................      103          4                      --           --
                                                                   -------     ------     -----       -------         ----
Net investment income............................................    2,164      1,113       104         9,207          172
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)........................................     (203)        91      (105)          (20)           1
 Net unrealized appreciation (depreciation) during the period....   (3,480)      (879)       18        (8,739)         187
                                                                   -------     ------     -----       -------         ----
Net realized and unrealized gain (loss) on investments...........   (3,683)      (788)      (87)       (8,759)         188
                                                                   -------     ------     -----       -------         ----
Net increase (decrease) in net assets resulting from operations..  $(1,519)    $  325     $  17       $   448         $360
                                                                   =======     ======     =====       =======         ====

__________
 *   From May 1, 1998 (commencement of operations).
 **  From March 9, 1999 (commencement of operations).
 *** From September 7, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,


                                                                   American Leaders   AIM V.I.   Fidelity VIP   Fidelity VIP II
                                                                    Large Cap Value     Value        Growth       Contrafund
                                                                      Subaccount     Subaccount   Subaccount      Subaccount
                                                                   ----------------  ----------  ------------  -----------------
                                                                       2000***        2000***      2000***          2000***
                                                                   ----------------  ----------  ------------  -----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................       $ 12
 Outside Trust....................................................                      $  550            --              --
  Interest income on policy loans
                                                                         ----           ------      --------           -----
Total investment income...........................................         12              550
Expenses:
  Mortality and expense risks.....................................         --               --            --              --
                                                                         ----           ------      --------           -----
Net investment income.............................................         12              550            --              --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................         --               (7)     $    (20)          $ (10)
 Net unrealized appreciation (depreciation) during the period.....         68             (709)       (1,647)             60
                                                                         ----           ------      --------           -----
Net realized and unrealized gain (loss) on investments............         68             (716)       (1,667)             50
                                                                         ----           ------      --------           -----
Net increase (decrease) in net assets resulting from operations...       $ 80           $ (166)     $ (1,667)          $  50
                                                                         ====           ======      ========           =====

                                                                   Janus Aspen  Janus Aspen    MFS New
                                                                      Global     Worldwide    Discovery      Templeton
                                                                    Technology     Growth       Series     International
                                                                    Subaccount   Subaccount   Subaccount    Subaccount
                                                                   -----------  -----------  -----------  ---------------
                                                                     2000***      2000***      2000***        2000***
                                                                   -----------  -----------  -----------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I
 Outside Trust....................................................  $   161      $    11       $    1             --
  Interest income on policy loans
                                                                    -------      -------       ------          -----
Total investment income...........................................      161           11            1             --
Expenses:
  Mortality and expense risks.....................................                                 --          $   1
                                                                    -------      -------       ------          -----
Net investment income (loss)......................................      161           11            1             (1)
Net realized and unrealized gain (loss) on investments:
 Net realized (loss)..............................................     (328)        (303)        (365)            --
 Net unrealized appreciation (depreciation) during the period.....   (2,171)      (1,596)         (51)           298
                                                                    -------      -------       ------          -----
Net realized and unrealized gain (loss) on investments............   (2,499)      (1,899)        (416)           298
                                                                    -------      -------       ------          -----
Net increase (decrease) in net assets resulting from operations...  $(2,338)     $(1,888)      $ (415)         $ 297
                                                                    =======      =======       ======          =====

_________
*** From September 7, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                                                Large Cap Growth Subaccount
                                                                         -------------------------------------------
                                                                             2000           1999            1998
                                                                         -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income.................................................. $ 22,382,097   $ 24,389,814    $ 12,025,213
 Net realized gain......................................................    6,354,615      4,239,424       3,520,199
 Net unrealized appreciation (depreciation) during the period...........  (58,311,265)     1,727,703      18,509,310
                                                                         ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations.........  (29,574,553)    30,356,941      34,054,722
From policyholder transactions:
 Net premiums from policyholders........................................   54,787,090     37,307,814      21,681,632
 Net benefits to policyholders..........................................  (45,234,118)   (25,817,420)    (21,510,240)
 Net increase in policy loans...........................................    4,132,563             --       2,561,877
                                                                         ------------   ------------    ------------
Net increase in net assets resulting from policyholder transactions.....   13,685,535     11,490,394       2,733,269
                                                                         ------------   ------------    ------------
Net increase (decrease) in net assets...................................  (15,889,018)    41,847,335      36,787,991
Net assets at beginning of period.......................................  177,062,332    135,214,997      98,427,006
                                                                         ------------   ------------    ------------
Net assets at end of period............................................. $161,173,314   $177,062,332    $135,214,997
                                                                         ============   ============    ============

                                                                                   Active Bond Subaccount
                                                                         ------------------------------------------
                                                                             2000           1999            1998
                                                                         -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income.................................................. $ 18,115,560   $ 20,233,648    $ 22,087,857
 Net realized gain......................................................      234,368        192,098       1,600,539
 Net unrealized appreciation (depreciation) during the period...........    7,954,643    (20,304,536)     (2,317,324)
                                                                         ------------   ------------    ------------
Net increase in net assets resulting from operations....................   26,304,571        121,210      21,371,072
From policyholder transactions:
 Net premiums from policyholders........................................   24,388,007     26,114,799      32,901,747
 Net benefits to policyholders..........................................  (50,304,465)   (35,577,616)    (39,577,750)
 Net increase in policy loans...........................................    2,979,088             --       1,607,456
                                                                         ------------   ------------    ------------
Net (decrease) in net assets resulting from policyholder transactions...  (22,937,370)    (9,462,817)     (5,068,547)
                                                                         ------------   ------------    ------------
Net increase (decrease) in net assets...................................    3,367,201     (9,341,607)     16,302,525
Net assets at beginning of period.......................................  293,120,799    302,462,406     286,159,881
                                                                         ------------   ------------    ------------
Net assets at end of period............................................. $296,488,000   $293,120,799    $302,462,406
                                                                         ============   ============    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                                                    International Equity Index Subaccount
                                                                                   ----------------------------------------
                                                                                       2000          1999           1998
                                                                                   -------------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income...........................................................  $  1,256,536   $   950,123    $ 3,440,236
 Net realized gain...............................................................       527,088       168,248        148,419
 Net unrealized appreciation (depreciation) during the period....................    (7,357,143)    5,712,567        105,161
                                                                                   ------------   -----------    -----------
Net increase (decrease) in net assets resulting from operations..................    (5,573,519)    6,830,938      3,693,816
From policyholder transactions:
 Net premiums from policyholders.................................................    16,151,560     7,373,967      6,549,988
 Net benefits to policyholders...................................................   (17,604,169)   (6,834,914)    (5,210,982)
 Net increase in policy loans....................................................       268,427            --         86,200
                                                                                   ------------   -----------    -----------
Net increase (decrease) in net assets resulting from policyholder transactions...    (1,184,182)      539,053      1,425,206
                                                                                   ------------   -----------    -----------
Net increase (decrease) in net assets............................................    (6,757,701)    7,369,991      5,119,022
Net assets at beginning of period................................................    31,899,039    24,529,048     19,410,026
                                                                                   ------------   -----------    -----------
Net assets at end of period......................................................  $ 25,141,338   $31,899,039    $24,529,048
                                                                                   ============   ===========    ===========

                                                                                         Small Cap Growth Subaccount
                                                                                   ---------------------------------------
                                                                                       2000          1999           1998
                                                                                   -------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)....................................................  $  1,050,290   $ 1,234,844    $  (20,335)
 Net realized gain...............................................................     2,288,594       491,241        55,393
 Net unrealized appreciation (depreciation) during the period....................    (6,989,013)    2,317,857       518,731
                                                                                   ------------   -----------    ----------
Net increase (decrease) in net assets resulting from operations..................    (3,650,129)    4,043,942       553,789
From policyholder transactions:
 Net premiums from policyholders.................................................    16,581,395     4,316,218     2,382,203
 Net benefits to policyholders...................................................   (12,139,157)   (2,206,402)     (998,381)
 Net increase in policy loans....................................................            --            --            --
                                                                                   ------------   -----------    ----------
Net increase in net assets resulting from policyholder transactions..............     4,422,238     2,109,816     1,383,822
                                                                                   ------------   -----------    ----------
Net increase in net assets.......................................................       792,109     6,153,758     1,937,611
Net assets at beginning of period................................................    10,825,578     4,671,820     2,734,209
                                                                                   ------------   -----------    ----------
Net assets at end of period......................................................  $ 11,617,687   $10,825,578    $4,671,820
                                                                                   ============   ===========    ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                                Global Balanced Subaccount
                                                                          --------------------------------------
                                                                             2000          1999          1998
                                                                          ----------    ----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income.................................................   $   40,892    $   92,816    $   52,891
 Net realized gain (loss)..............................................      (15,033)        4,711        (4,506)
 Net unrealized appreciation (depreciation) during the period..........     (129,800)      (38,997)       78,455
                                                                          ----------    ----------    ----------
Net increase (decrease) in net assets resulting from operations........     (103,941)       58,530       126,840
From policyholder transactions:
 Net premiums from policyholders.......................................      308,810       377,958       341,482
 Net benefits to policyholders.........................................     (397,631)     (131,331)     (310,766)
 Net increase in policy loans..........................................           --            --            --
                                                                          ----------    ----------    ----------
Net increase (decrease) in net assets resulting from
 policyholder transactions.............................................      (88,821)      246,627        30,716
                                                                          ----------    ----------    ----------
Net increase (decrease) in net assets..................................     (192,762)      305,157       157,556
Net assets at beginning of period......................................    1,177,232       872,075       714,519
                                                                          ----------    ----------    ----------
Net assets at end of period............................................   $  984,470    $1,177,232    $  872,075
                                                                          ==========    ==========    ==========

                                                                                  Mid Cap Growth Subaccount
                                                                          ----------------------------------------
                                                                              2000           1999          1998
                                                                          ------------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income...............................................     $  3,012,855   $ 2,058,661    $  445,161
 Net realized gain...................................................        3,196,857       773,222        73,958
 Net unrealized appreciation (depreciation) during the period........      (17,335,527)    6,801,000       647,137
                                                                          ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations......      (11,125,815)    9,632,883     1,166,256
From policyholder transactions:
Net premiums from policyholders......................................       24,005,539     8,941,124     3,164,065
 Net benefits to policyholders.......................................      (14,258,423)   (2,937,257)     (612,975)
 Net increase in policy loans........................................               --            --            --
                                                                          ------------   -----------    ----------
 Net increase in net assets resulting from policyholder
  transactions.......................................................        9,747,116     6,003,867     2,551,090
                                                                          ------------   -----------    ----------
Net increase (decrease) in net assets................................       (1,378,699)   15,636,750     3,717,346
Net assets at beginning of period....................................       20,852,255     5,215,505     1,498,159
                                                                          ------------   -----------    ----------
Net assets at end of period..........................................     $ 19,473,556   $20,852,255    $5,215,505
                                                                          ============   ===========    ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                          Large Cap Value Subaccount
                                                                   ---------------------------------------
                                                                       2000          1999          1998
                                                                   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income..........................................   $   503,295   $   593,922   $   388,873
 Net realized gain..............................................       126,864       165,556       673,582
 Net unrealized appreciation (depreciation) during the period...       660,671      (569,216)     (479,093)
                                                                   -----------   -----------   -----------
Net increase in net assets resulting from operations............     1,290,830       190,262       583,362
From policyholder transactions:
 Net premiums from policyholders................................     8,255,210     3,166,658     4,214,076
 Net benefits to policyholders..................................    (9,001,071)   (1,903,017)   (3,212,048)
 Net increase in policy loans...................................            --            --            --
                                                                   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
 policyholder transactions......................................      (745,861)    1,263,641     1,002,028
                                                                   -----------   -----------   -----------
Net increase in net assets......................................       544,969     1,453,903     1,585,390
Net assets at beginning of period...............................     9,553,293     8,099,390     6,514,000
                                                                   -----------   -----------   -----------
Net assets at end of period.....................................   $10,098,262   $ 9,553,293   $ 8,099,390
                                                                   ===========   ===========   ===========

                                                                             Money Market Subaccount
                                                                    ------------------------------------------
                                                                        2000           1999           1998
                                                                    ------------   ------------   ------------
Increase in net assets from operations:
 Net investment income..........................................    $  4,354,966   $  3,517,874   $  3,481,729
 Net realized gain..............................................              --             --             --
 Net unrealized appreciation during the period..................              --             --             --
                                                                    ------------   ------------   ------------
Net increase in net assets resulting from operations............       4,354,966      3,517,874      3,481,729
From policyholder transactions:
 Net premiums from policyholders................................      88,021,053     33,694,123     24,612,731
 Net benefits to policyholders..................................     (88,733,326)   (30,672,090)   (24,024,723)
 Net increase in policy loans...................................         110,539             --        421,166
                                                                    ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 policyholder transactions......................................        (601,734)     3,022,033      1,009,174
                                                                    ------------   ------------   ------------
Net increase in net assets......................................       3,753,232      6,539,907      4,490,903
Net assets at beginning of period...............................      76,638,641     70,098,734     65,607,831
                                                                    ------------   ------------   ------------
Net assets at end of period.....................................    $ 80,391,873   $ 76,638,641   $ 70,098,734
                                                                    ============   ============   ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                            Mid Cap Value Subaccount
                                                                    ---------------------------------------
                                                                        2000          1999          1998
                                                                    -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................  $   605,051   $     1,508   $    16,578
 Net realized gain (loss).........................................      647,520      (241,740)     (422,902)
 Net unrealized appreciation (depreciation) during the period.....      219,047       469,537      (260,362)
                                                                    -----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations...    1,471,618       229,305      (666,686)
From policyholder transactions:
 Net premiums from policyholders..................................    4,983,305     1,886,594     5,997,691
 Net benefits to policyholders....................................   (5,530,620)   (1,745,112)   (2,912,034)
 Net increase in policy loans.....................................           --            --            --
                                                                    -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
 policyholder transactions........................................     (547,315)      141,482     3,085,657
                                                                    -----------   -----------   -----------
Net increase in net assets........................................      924,303       370,787     2,418,971
Net assets at beginning of period.................................    5,236,580     4,865,793     2,446,822
                                                                    -----------   -----------   -----------
Net assets at end of period.......................................  $ 6,160,883   $ 5,236,580   $ 4,865,793
                                                                    ===========   ===========   ===========

                                                                        Small/Mid Cap Growth Subaccount
                                                                    ---------------------------------------
                                                                        2000          1999          1998
                                                                    -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................  $ 1,256,776   $ 1,833,840   $   154,352
 Net realized gain (loss).........................................     (293,946)      (13,020)       56,698
 Net unrealized appreciation (depreciation) during the period.....       32,687    (1,274,161)      334,123
                                                                    -----------   -----------   -----------
Net increase in net assets resulting from operations..............      995,517       546,659       545,533
From policyholder transactions:
 Net premiums from policyholders..................................    4,357,085     3,493,643     3,953,326
 Net benefits to policyholders....................................   (4,910,148)   (3,105,108)   (3,311,846)
 Net increase in policy loans.....................................           --            --            --
                                                                    -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions...................................     (553,063)      388,535       641,480
                                                                    -----------   -----------   -----------
Net increase in net assets........................................      442,454       935,194     1,187,013
Net assets at beginning of period.................................   12,409,573    11,474,379    10,287,366
                                                                    -----------   -----------   -----------
Net assets at end of period.......................................  $12,852,027   $12,409,573   $11,474,379
                                                                    ===========   ===========   ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                       Real Estate Equity Subaccount
                                                            -------------------------------------------------
                                                                 2000             1999              1998
                                                            --------------   --------------    --------------
Increase (decrease) in net assets from operations:
 Net investment income..................................    $    1,313,350   $      823,618    $      876,235
 Net realized gain (loss)...............................          (982,035)         123,591           442,876
 Net unrealized appreciation (depreciation) during the
  period................................................         3,101,113       (1,106,755)       (3,720,942)
                                                            --------------   --------------    --------------
Net increase (decrease) in net assets resulting from
 operations.............................................         3,432,428         (159,546)       (2,401,831)
From policyholder transactions:
 Net premiums from policyholders........................         9,280,044        2,304,591         6,295,255
 Net benefits to policyholders..........................       (11,124,908)      (3,311,591)       (5,507,305)
 Net increase (decrease) in policy loans................           492,770               --           (83,216)
                                                            --------------   --------------    --------------
Net increase (decrease) in net assets resulting from
 policyholder transactions..............................        (1,352,094)      (1,007,000)          704,734
Net increase (decrease) in net assets...................         2,080,334       (1,166,546)       (1,697,097)
Net assets at beginning of period.......................        13,378,472       14,545,018        16,242,115
                                                            --------------   --------------    --------------
Net assets at end of period.............................    $   15,458,806   $   13,378,472    $   14,545,018
                                                            ==============   ==============    ==============

                                                                       Growth & Income Subaccount
                                                            -------------------------------------------------
                                                                 2000             1999              1998
                                                            --------------   --------------    --------------
Increase (decrease) in net assets from operations:
 Net investment income..................................    $  176,578,584   $  131,096,419    $  102,464,177
 Net realized gain......................................        29,822,980       22,802,197        22,835,488
 Net unrealized appreciation (depreciation) during the
  period................................................      (334,928,257)       7,687,109       112,457,395
                                                            --------------   --------------    --------------
Net increase (decrease) in net assets resulting from
 operations.............................................      (128,526,693)     161,585,725       237,757,060
From policyholder transactions:
Net premiums frompolicyholders..........................        88,999,014      101,973,160        92,955,980
 Net benefits to policyholders..........................      (150,673,591)    (133,701,210)     (134,661,151)
 Net increase in policy loans...........................         8,156,702               --        18,165,114
                                                            --------------   --------------    --------------
 Net (decrease) in net assets resulting from
  policyholder transactions.............................       (53,517,875)     (31,728,050)      (23,540,057)
                                                            --------------   --------------    --------------
Net increase (decrease) in net assets...................      (182,044,568)     129,857,675       214,217,003
Net assets at beginning of period.......................     1,278,739,554    1,148,881,879       934,664,876
                                                            --------------   --------------    --------------
Net assets at end of period.............................    $1,096,694,986   $1,278,739,554    $1,148,881,879
                                                            ==============   ==============    ==============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,


                                              Managed Subaccount
                                              ------------------
                                      2000           1999            1998
                                      ----           ----            ----

Increase (decrease) in net
 assets from operations:
 Net investment income........... $ 46,433,578   $ 42,532,921    $ 40,475,436
 Net realized gain...............    6,751,143      5,060,826       5,853,076
 Net unrealized appreciation
  (depreciation) during the
  period.........................  (50,083,997)    (9,288,287)     24,834,482
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations.......    3,100,724     38,305,460      71,162,994
From policyholder transactions:
 Net premiums from policyholders.   40,693,833     44,546,082      40,631,684
 Net benefits to policyholders...  (65,528,220)   (55,332,758)    (55,447,667)
 Net increase in policy loans....    3,281,229             --       5,379,590
                                  ------------   ------------    ------------
Net (decrease) in net assets
 resulting from policyholder
 transactions....................  (21,553,158)   (10,786,676)     (9,436,393)
                                  ------------   ------------    ------------
Net (decrease) in net assets.....  (18,452,434)    27,518,784      61,726,601
Net assets at beginning of
 period..........................  500,072,750    472,553,966     410,827,365
                                  ------------   ------------    ------------
Net assets at end of period...... $481,620,316   $500,072,750    $472,553,966
                                  ============   ============    ============


                                             Short-Term Bond Subaccount
                                             --------------------------
                                            2000         1999         1998
                                            ----         ----         ----

Increase (decrease) in net assets from
 operations:
 Net investment income...............    $   61,416   $   48,624    $  28,209
 Net realized gain (loss)............       (16,575)      (3,107)       2,008
 Net unrealized appreciation
  (depreciation) during the period...        35,100      (23,648)      (5,287)
                                         ----------   ----------    ---------
Net increase in net assets resulting
 from operations.....................        79,941       21,869       24,930
From policyholder transactions:
 Net premiums from policyholders.....       803,554      690,849      435,150
 Net benefits to policyholders.......      (503,216)    (178,124)    (274,762)
 Net increase in policy loans........            --           --           --
                                         ----------   ----------    ---------
Net increase in net assets resulting
 from policyholder transactions......       300,338      512,725      160,388
                                         ----------   ----------    ---------
Net increase in net assets...........       380,279      534,594      185,318
Net assets at beginning of period....     1,129,483      594,889      409,571
                                         ----------   ----------    ---------
Net assets at end of period..........    $1,509,762   $1,129,483    $ 594,889
                                         ==========   ==========    =========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                           Small Cap Equity Subaccount
                                           ---------------------------
                                        2000          1999           1998
                                        ----          ----           ----

Increase (decrease) in net assets
 from operations:
 Net investment income.............  $   247,666   $    72,629    $     1,070
 Net realized gain (loss)..........     (493,450)     (217,582)        61,917
 Net unrealized appreciation
  (depreciation) during the period.     (206,562)      (40,472)      (364,359)
                                     -----------   -----------    -----------
Net (decrease) in net assets
 resulting from operations.........     (452,346)     (185,425)      (301,372)
From policyholder transactions:
 Net premiums from policyholders...    3,192,940     1,446,109      2,644,808
 Net benefits to policyholders.....   (3,573,614)   (1,547,128)    (1,288,464)
 Net increase in policy loans......           --            --             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions......................     (380,674)     (101,019)     1,356,344
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets............................     (833,020)     (286,444)     1,054,972
Net assets at beginning of period..    4,111,416     4,397,860      3,342,888
                                     -----------   -----------    -----------
Net assets at end of period........  $ 3,278,396   $ 4,111,416    $ 4,397,860
                                     ===========   ===========    ===========


                                       International Opportunities Subaccount
                                       --------------------------------------
                                        2000          1999           1998
                                        ----          ----           ----

Increase (decrease) in net assets
 from operations:
 Net investment income............. $    270,954   $   330,389    $     8,318
 Net realized gain.................      116,886       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period.   (1,564,313)      839,140        339,709
                                    ------------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations..   (1,176,473)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders...   12,173,743     1,632,955      2,203,753
 Net benefits to policyholders.....  (11,382,965)   (1,315,539)    (1,443,700)
 Net increase in policy loans......           --            --             --
                                    ------------   -----------    -----------
Net increase in net assets
 resulting from policyholder
 transactions......................      790,778       317,416        760,053
                                    ------------   -----------    -----------
Net increase (decrease) in net
 assets............................     (385,695)    1,610,806      1,172,837
Net assets at beginning of period..    5,310,586     3,699,780      2,526,943
                                    ------------   -----------    -----------
Net assets at end of period........ $  4,924,891   $ 5,310,586    $ 3,699,780
                                    ============   ===========    ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                             Equity Index Subaccount
                                             -----------------------
                                        2000          1999           1998
                                        ----          ----           ----

Increase (decrease) in net assets
 from operations:
 Net investment income.............  $ 1,188,703   $   817,715    $   307,010
 Net realized gain.................      946,085       471,802        132,619
 Net unrealized appreciation
  (depreciation) during the period.   (4,757,606)    2,019,913      2,082,107
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations..   (2,622,818)    3,309,430      2,521,736
From policyholder transactions:
 Net premiums from policyholders...   12,189,141     7,762,529      4,632,113
 Net benefits to policyholders.....   (5,133,282)   (2,563,485)    (1,120,852)
 Net increase in policy loans......           --            --             --
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from policyholder
 transactions......................    7,055,859     5,199,044      3,511,261
                                     -----------   -----------    -----------
Net increase in net assets.........    4,433,041     8,508,474      6,032,997
Net assets at beginning of period..   22,117,624    13,609,150      7,576,153
                                     -----------   -----------    -----------
Net assets at end of period........  $26,550,665   $22,117,624    $13,609,150
                                     ===========   ===========    ===========


                                              Global Bond Subaccount
                                              ----------------------
                                          2000         1999          1998
                                          ----         ----          -----

Increase (decrease) in net assets
 from operations:
 Net investment income...............  $   99,027   $   81,580    $    54,728
 Net realized gain (loss)............     (44,965)      (1,996)        32,917
 Net unrealized appreciation
  (depreciation) during the period...     134,921     (126,001)        11,342
                                       ----------   ----------    -----------
Net increase (decrease) in net assets
 resulting from operations...........     188,983      (46,417)        98,987
From policyholder transactions:
 Net premiums from policyholders.....     783,050    1,115,699        798,933
 Net benefits to policyholders.......    (925,366)    (292,075)    (1,158,109)
 Net increase in policy loans........          --           --             --
                                       ----------   ----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................    (142,316)     823,624       (359,176)
                                       ----------   ----------    -----------
Net increase (decrease) in net assets      46,667      777,207       (260,189)
Net assets at beginning of period....   1,882,675    1,105,468      1,365,657
                                       ----------   ----------    -----------
Net assets at end of period..........  $1,929,342   $1,882,675    $ 1,105,468
                                       ==========   ==========    ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and Periods Ended December 31,

                                             Turner Core Growth Subaccount
                                             -----------------------------
                                              2000        1999         1998
                                              ----        ----         ----

Increase (decrease) in net assets from
 operations:
 Net investment income....................  $  52,855   $  35,936    $  4,513
 Net realized gain........................    102,027      44,245      14,364
 Net unrealized appreciation
  (depreciation) during the period........   (208,949)     37,727      49,605
                                            ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations................    (54,067)    117,908      68,482
From policyholder transactions:
 Net premiums from policyholders..........    289,705     240,351     203,590
 Net benefits to policyholders............   (381,882)   (136,661)    (77,651)
 Net increase in policy loans.............         --          --          --
                                            ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from policyholder transactions.    (92,177)    103,690     125,939
                                            ---------   ---------    --------
Net increase (decrease) in net assets.....   (146,244)    221,598     194,421
Net assets at beginning of period.........    536,192     314,594     120,173
                                            ---------   ---------    --------
Net assets at end of period...............  $ 389,948   $ 536,192    $314,594
                                            =========   =========    ========

                                     Brandes International Equity Subaccount
                                     ---------------------------------------
                                        2000          1999           1998
                                        ----          ----           ----

Increase (decrease) in net assets
 from operations:
 Net investment income.............   $ 56,631      $ 16,549       $ 12,094
 Net realized gain.................     20,196         7,704          1,184
 Net unrealized appreciation
  (depreciation) during the period.    (44,043)      119,400         15,813
                                      --------      --------       --------
Net increase in net assets
 resulting from operations.........     32,784       143,653         29,091
From policyholder transactions:
 Net premiums from policyholders...    221,042       239,618         55,021
 Net benefits to policyholders.....    (86,260)      (29,520)       (10,341)
 Net increase in policy loans......         --            --             --
                                      --------      --------       --------
Net increase in net assets
 resulting from policyholder
 transactions......................    134,782       210,098         44,680
                                      --------      --------       --------
Net increase in net assets.........    167,566       353,751         73,771
Net assets at beginning of period..    588,128       234,377        160,606
                                      --------      --------       --------
Net assets at end of period........   $755,694      $588,128       $234,377
                                      ========      ========       ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                 Frontier Capital                 Emerging Markets
                                                             Appreciation Subaccount             Equity Subaccount
                                                       ---------------------------------  ----------------------------------
                                                           2000       1999       1998           2000      1999        1998*
                                                       -----------  ---------  ----------  -----------------------  --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................   $   217,366   $ 17,768  $     (208) $    86,868  $   12,790   $     1
 Net realized gain (loss)...........................       142,388     22,678      12,123     (444,667)      5,339        --
 Net unrealized appreciation (depreciation)
  during the periods................................      (339,964)   164,599     (17,930)    (303,818)     86,570        10
                                                       -----------   --------  ----------  -----------  ----------   -------
Net increase (decrease) in net assets resulting
 from operations....................................        19,790    205,045      (6,015)    (661,617)    104,699        11
From policyholder transactions:
 Net premiums from policyholders....................       543,347    255,268     128,779    9,958,808     433,406     2,018
 Net benefits to policyholders......................      (399,772)   (89,136)   (146,083)  (8,600,117)   (144,400)       --
 Net increase in policy loans.......................            --         --          --           --          --        --
                                                       -----------   --------  ----------  -----------  ----------   -------
Net increase (decrease) in net assets resulting
 from policyholder transactions.....................       143,575    166,132     (17,304)   1,358,691     289,006     2,018
                                                       -----------   --------  ----------  -----------  ----------   -------
Net increase (decrease) in net assets...............       163,365    371,177     (23,319)     697,074     393,705     2,029
Net assets at beginning of period...................       728,674    357,497     380,816      395,734       2,029        --
                                                       -----------   --------  ----------  -----------  ----------   -------
Net assets at end of period.........................   $   892,039   $728,674  $  357,497  $ 1,092,808  $  395,734   $ 2,029
                                                       ===========   ========  ==========  ===========  ==========   =======


                                                                        Bond Index                 Small/MidCap CORE
                                                                        Subaccount                     Subaccount
                                                          -------------------------------   -------------------------------
                                                               2000       1999      1998*      2000      1999      1998*
                                                          ----------   --------   -------   ---------   -------   ---------
Increase (decrease) in net assets from operations:
 Net investment income..............................      $   49,103   $ 15,852   $   146   $  15,937   $ 6,632   $   --
 Net realized gain (loss)...........................          (7,112)    (1,422)       (1)     10,460       252       --
 Net unrealized appreciation (depreciation) during
  the Periods.......................................          49,798    (22,820)     (196)    (24,998)    3,005        6
                                                          ----------   --------   -------   ---------   -------   ------
Net increase (decrease) in net assets resulting
 from operations....................................          91,789     (8,390)      (51)      1,399     9,889        6
From policyholder transactions:
 Net premiums from policyholders....................         728,511    412,326    10,254     740,752    97,385      104
 Net benefits to policyholders......................        (144,843)   (26,307)      (69)   (399,593)   (7,901)      (2)
 Net increase in policy loans.......................              --         --        --          --        --       --
                                                          ----------   --------   -------   ---------   -------   ------
Net increase in net assets resulting from
 policyholder transactions..........................         583,668    386,019    10,185     341,159    89,484      102
                                                          ----------   --------   -------   ---------    ------   ------
Net increase in net assets..........................         675,457    377,629    10,134     342,558    99,373      108
Net assets at beginning of period...................         387,763     10,134        --      99,481       108       --
                                                          ----------   --------   -------   ---------   -------   ------
Net assets at end of period.........................      $1,063,220   $387,763   $10,134   $ 442,039   $99,481   $  108
                                                          ==========   ========   =======   =========   =======   ======

______________

* From May 1, 1998 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                                                  Clifton Enhanced
                                                                          High Yield                 U.S. Equity
                                                                        Bond Subaccount              Subaccount
                                                              -------------------------------   -----------------
                                                                   2000         1999     1998*     2000      1999**
                                                              ------------  ---------  -------  --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income....................................    $    22,487   $  2,542   $   18   $ 2,164    $ 1,113
 Net realized gain (loss).................................        (12,103)      (186)      --      (203)        91
 Net unrealized (depreciation) during the period..........        (40,003)      (511)     (26)   (3,480)      (879)
                                                              -----------   --------   ------   -------    -------
Net increase (decrease) in net assets resulting
 from operations..........................................        (29,619)     1,845       (8)   (1,519)       325
From policyholder transactions:
 Net premiums from policyholders..........................      1,673,666     98,955    2,887     4,529     13,814
 Net benefits to policyholders............................     (1,436,309)   (13,078)      --    (1,388)        --
 Net increase in policy loans.............................             --         --       --        --         --
                                                              -----------   --------   ------   -------    -------
Net increase in net assets resulting from
 policyholder transactions................................        237,357     85,877    2,887     3,141     13,814
                                                              -----------   --------   ------   -------    -------
Net increase in net assets................................        207,738     87,222    2,879     1,622     14,139
Net assets at beginning of period.........................         90,601      2,879       --    14,139         --
                                                              -----------   --------   ------   -------    -------
Net assets at end of period...............................    $   298,339   $ 90,601   $2,879   $15,761    $14,139
                                                              ===========   ========   ======   =======    =======

                                                       Large Cap                                American
                                                       Aggressive  Fundamental                Leaders Large    AIM V.I.
                                                         Growth       Growth     Core Bond      Cap Value        Value
                                                       Subaccount   Subaccount   Subaccount    Subaccount      Subaccount
                                                      -----------  -----------  -----------  --------------  -------------
                                                        2000***      2000***      2000***       2000***         2000***
                                                      -----------  -----------  -----------  --------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income............................    $   104      $  9,207     $   172        $   12         $   550
 Net realized gain (loss).........................       (105)          (20)          1                            (7)
 Net unrealized appreciation (depreciation)
  during the period...............................         18        (8,739)        187            68            (709)
                                                      -------      --------     -------        ------         -------
Net increase (decrease) in net assets resulting
 from operations..................................         17           448         360            80            (166)
From policyholder transactions:
 Net premiums from policyholders..................      8,939       112,464      11,461         2,092          23,911
 Net benefits to policyholders....................     (2,747)      (18,902)        (96)          (24)           (759)
 Net increase in policy loans.....................         --            --          --            --              --
                                                      -------      --------     -------        ------         -------
Net increase in net assets resulting from
 policyholder transactions........................      6,192        93,562      11,365         2,068          24,670
                                                      -------      --------     -------        ------         -------
Net increase in net assets........................      6,209        94,010      11,725         2,148          24,504
Net assets at beginning of period.................         --            --          --            --              --
                                                      -------      --------     -------        ------         -------
Net assets at end of period.......................    $ 6,209      $ 94,010     $11,725        $2,148         $24,504
                                                      =======      ========     =======        ======         =======

---------
   *  From May 1, 1998 (commencement of operations).
  **  From March 9, 1999 (commencement of operations).
 ***  From September 7, 2000 (commencement of operations).

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,



                                                                                         Janus Aspen
                                                         Fidelity VIP  Fidelity VIP II      Global
                                                            Growth        Contrafund      Technology
                                                          Subaccount      Subaccount      Subaccount
                                                         ------------  ---------------  -------------
                                                           2000***         2000***         2000***
                                                         ------------  ---------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income................................   $    --        $    --         $   161
 Net realized (loss)..................................       (20)           (10)           (328)
 Net unrealized appreciation (depreciation) during the
  period..............................................    (1,647)            60          (2,171)
                                                         -------        -------         -------
Net increase (decrease) in net assets resulting from
 operations...........................................    (1,667)            50          (2,338)
From policyholder transactions:
 Net premiums from policyholders......................    52,642         23,470          33,453
 Net benefits to policyholders........................      (290)          (275)         (3,332)
 Net increase in policy loans.........................        --             --              --
                                                         -------        -------         -------
Net increase in net assets resulting from policyholder
 transactions.........................................    52,352         23,195          30,121
                                                         -------        -------         -------
Net increase in net assets............................    50,685         23,245          27,783
Net assets at beginning of period.....................        --             --              --
                                                         -------        -------         -------
Net assets at end of period...........................   $50,685        $23,245         $27,783
                                                         =======        =======         =======

                                                         Janus Aspen       MFS
                                                          Worldwide   New Discovery     Templeton
                                                            Growth        Series       International
                                                          Subaccount    Subaccount      Subaccount
                                                         -----------  -------------  ----------------
                                                           2000***       2000***         2000***
                                                         -----------  -------------  ----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................   $    11       $     1          $   (1)
 Net realized (loss)..................................      (303)         (365)             --
 Net unrealized appreciation (depreciation) during the
  period..............................................    (1,596)          (51)            298
                                                         -------       -------          ------
Net increase (decrease) in net assets resulting
 from operations......................................    (1,888)         (415)            297
From policyholder transactions:
 Net premiums from policyholders......................    42,474         9,575           7,795
 Net benefits to policyholders........................    (2,773)       (4,105)           (110)
 Net increase in policy loans.........................        --            --              --
                                                         -------       -------          ------
Net increase in net assets resulting from policyholder
 transactions.........................................    39,701         5,470           7,685
                                                         -------       -------          ------
Net increase in net assets............................    37,813         5,055           7,982
Net assets at beginning of period.....................        --            --              --
                                                         -------       -------          ------
Net assets at end of period...........................   $37,813       $ 5,055          $7,982
                                                         =======       =======          ======

---------
*** From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.   Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of Outside Investment Trust (Outside Trust). New subaccounts may be added as new Funds are added to the Trust or to the Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-seven Funds of the Trust and the Outside Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced Capital Appreciation, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Core Bond, American Leaders Large Cap Value, AIM V.I. Value, Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP II Contrafund (formerly VIP II Contrafund), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series and Templeton International Subaccounts. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 2000, there were no outstanding policy loans.

3.   Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO, the Trust or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4.   Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trust at December 31, 2000 were as follows:


                                         Shares
Subaccount                               Owned         Cost          Value
------------------------------------------------------------------------------
Large Cap Growth....................    7,239,271  $158,814,566   $136,725,499
Active Bond.........................   25,029,430   242,868,977    236,355,318
International Equity Index..........    1,430,380    24,498,097     22,018,646
Small Cap Growth....................      862,352    15,568,050     11,617,687
Global Balanced.....................      106,144     1,113,179        984,470
Mid Cap Growth......................    1,248,223    29,165,404     19,473,556
Large Cap Value.....................      702,307     9,755,540     10,098,262
Money Market........................    6,614,020    66,140,202     66,140,202
Mid Cap Value.......................      420,448     5,795,460      6,160,883
Small/Mid Cap Growth................      937,852    14,091,982     12,852,027
Real Estate Equity..................      954,695    12,457,291     13,051,588
Growth & Income.....................   63,472,806   940,470,923    900,121,230
Managed.............................   28,979,209   391,236,392    400,649,240
Short-Term Bond.....................      153,068     1,502,595      1,509,762
Small Cap Equity....................      358,628     3,872,336      3,278,396
International Opportunities.........      415,560     5,394,002      4,924,891
Equity Index........................    1,504,802    25,999,177     26,550,665
Global Bond.........................      186,613     1,905,587      1,929,342
Turner Core Growth..................       22,207       498,740        389,948
Brandes International Equity........       50,548       661,505        755,694
Frontier Capital Appreciation.......       51,713     1,042,688        892,039
Emerging Markets Equity.............      163,125     1,310,046      1,092,808
Bond Index..........................      109,141     1,036,438      1,063,220
Small/Mid Cap Core..................       45,035       464,026        442,039
High Yield Bond.....................       40,687       338,879        298,339
Clifton Enhanced U.S. Equity........      965,827        20,120         15,761
Large Cap Aggressive Growth.........          652         6,191          6,209
Fundamental Growth..................        7,510       102,749         94,010
Core Bond...........................        1,135        11,538         11,725
American Leaders Large Cap Value....          201         2,080          2,148
AIM V.I. Value......................      897,241        25,213         24,504
Fidelity VIP Growth.................        1,165        52,332         50,685
Fidelity VIP II Contrafund..........          982        23,185         23,245
Janus Aspen Global Technology.......        4,242        29,954         27,783
Janus Aspen Worldwide Growth........        1,028        39,409         37,813
MFS New Discovery Series............          304         5,106          5,055
Templeton International.............          428         7,684          7,982

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4.   Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trust during 2000 were as follows:


Subaccount                                           Purchases        Sales
------------------------------------------------------------------------------
Large Cap Growth.................................   $ 46,159,052   $14,408,145
Active Bond......................................     26,710,872    34,744,622
International Equity Index.......................     12,160,147    12,367,382
Small Cap Growth.................................     13,278,957     7,786,429
Global Balanced..................................        322,400       370,328
Mid Cap Growth...................................     20,440,086     7,680,114
Large Cap Value..................................      7,258,143     7,500,709
Money Market.....................................     47,182,261    43,562,045
Mid Cap Value....................................      4,284,154     4,226,419
Small/Mid Cap Growth.............................      4,468,555     3,764,842
Real Estate Equity...............................      8,452,235     9,002,430
Growth & Income..................................    180,688,352    66,512,249
Managed..........................................     49,111,481    27,801,858
Short-Term Bond..................................        762,682       400,928
Small Cap Equity.................................      2,826,697     2,959,705
International Opportunities......................     10,743,156     9,681,424
Equity Index.....................................     10,485,446     2,240,884
Global Bond......................................        722,021       765,310
Turner Core Growth...............................        354,126       393,448
Brandes International Equity.....................        245,910        54,497
Frontier Capital Appreciation....................        740,980       380,039
Emerging Markets Equity..........................      8,119,305     6,673,744
Bond Index.......................................        760,341       127,570
Small/Mid Cap Core...............................        703,836       346,740
High Yield Bond..................................      1,664,901     1,405,068
Clifton Enhanced U.S. Equity.....................          6,760         1,455
Large Cap Aggressive Growth......................          8,445         2,149
Fundamental Growth...............................        103,361           593
Core Bond........................................         11,652           115
American Leaders Large Cap Value.................          2,085             5
AIM V.I. Value...................................         25,342           122
Fidelity VIP Growth..............................         52,541           189
Fidelity VIP II Contrafund.......................         23,382           187
Janus Aspen Global Technology....................         35,506         5,224
Janus Aspen Worldwide Growth.....................         45,093         5,381
MFS New Discovery Series.........................         13,360         7,890
Templeton International..........................          7,718            33

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5.   Net Assets

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:


                                               VLI Class #1                 VLI Class #2
                                        --------------------------------------------------------
                                        Accumulation  Accumulation   Accumulation   Accumulation
Subaccount                                 Shares      Share Values     Shares      Share Values
------------------------------------------------------------------------------------------------
Large Cap Growth                           3,368  $       71.43            --     $    --
Active Bond                                3,368          62.61         3,368       62.65
International Equity Index                 3,368          23.50            --          --
Small Cap Growth                              --             --            --          --
Global Balanced                               --             --            --          --
Mid Cap Growth                                --             --            --          --
Large Cap Value                               --             --            --          --
Money Market                               3,368          33.36         3,368       33.36
Mid Cap Value                                 --             --            --          --
Small/Mid Cap Growth                          --             --            --          --
Real Estate Equity                         3,368          29.03            --          --
Growth & Income                            3,368         162.09         3,368      162.20
Managed                                    3,368          46.74            --          --
Short-Term Bond                               --             --            --          --
Small Cap Equity                              --             --            --          --
International Opportunities                   --             --            --          --
Equity Index                                  --             --            --          --
Global Bond                                   --             --            --          --
Turner Core Growth                            --             --            --          --
Brandes International Equity                  --             --            --          --
Frontier Capital Appreciation                 --             --            --          --
Emerging Markets Equity                       --             --            --          --
Bond Index                                    --             --            --          --
Small/Mid Cap Core                            --             --            --          --
High Yield Bond                               --             --            --          --
Clifton Enhanced U.S. Equity                  --             --            --          --
Large Cap Aggressive Growth                   --             --            --          --
Fundamental Growth                            --             --            --          --
Core Bond                                     --             --            --          --
American Leaders Large Cap Value              --             --            --          --
Aim V.I. Value                                --             --            --          --
Fidelity VIP Growth                           --             --            --          --
Fidelity VIP II Contrafund                    --             --            --          --
Janus Aspen Global Technology                 --             --            --          --
Janus Aspen Worldwide Growth                  --             --            --          --
MFS New Dicovery Series                       --             --            --          --
Templeton International                       --             --            --          --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5.   Net Assets (continued)

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:


                                        VLI MVL Class #4              MVL2 Class #5
                                  ---------------------------------------------------------
                                   Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                            Shares     Share Values     Shares       Share Values
-------------------------------------------------------------------------------------------
Large Cap Growth                       529,813       $65.03        22,720         $66.93
Active Bond                            313,812        26.01         5,147          31.22
International Equity Index             307,461        22.61         5,099          24.02
Small Cap Growth                       644,849        16.94            39          17.42
Global Balanced                         80,951        12.01         1,028          12.35
Mid Cap Growth                         812,280        22.70        42,787          23.32
Large Cap Value                        518,087        18.15        36,779          18.67
Money Market                           660,969        19.12       158,694          13.90
Mid Cap Value                          327,683        17.95        14,592          18.46
Small/Mid Cap Growth                   590,396        21.50         6,770          22.38
Real Estate Equity                     123,966        29.11         6,165          30.66
Growth & Income                      1,282,834        58.85        21,897          70.82
Managed                              1,074,804        39.42        21,458          46.89
Short-Term Bond                         97,395        13.94         9,881          14.51
Small Cap Equity                       284,435        11.15         9,123          11.47
International Opportunities            332,687        13.75        24,490          14.13
Equity Index                         1,231,318        20.84        39,442          21.43
Global Bond                            132,317        13.53         9,811          13.92
Turner Core Growth                      16,764        23.25            --          25.81
Brandes International Equity            42,299        17.87            --          18.08
Frontier Capital Appreciation           36,296        22.60         3,016          23.80
Emerging Markets Equity                128,673         7.62        14,421           7.74
Bond Index                              77,484        11.50        14,735          11.68
Small/Mid Cap Core                      25,152        11.19        10,949          11.38
High Yield Bond                         27,984         8.95         5,091           9.10
Clifton Enhanced U.S. Equity             1,330        11.85            --          15.95
Large Cap Aggressive Growth                 --           --           636           9.76
Fundamental Growth                          --           --         6,272          14.99
Core Bond                                   --           --         1,096          10.00
American Leaders Large Cap Value            --           --           199          10.80
Aim V.I. Value                              --           --           721          34.00
Fidelity VIP Growth                         --           --           587          86.39
Fidelity VIP II Contrafund                  --           --           698          31.63
Janus Aspen Global Technology               --           --         3,928         $ 6.77
Janus Aspen Worldwide Growth                --           --         4,527           8.35
MFS New Dicovery Series                     --           --           291          17.36
Templeton International                     --           --           317          25.14


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

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase       Page     Key Word or Phrase                    Page
Account.................  29      mortality and expense risk charge...   10
attained age............  10      optional benefits charge............    9
beneficiary.............  35      owner...............................    5
business day............  30      Paid-Up Whole Life..................    7
cash value..............   8      partial surrender...................   12
charges.................   9      payment options.....................   14
Code....................  32      policy anniversary..................   30
cost of insurance rates.  10      policy year.........................   30
date of issue...........  30      premium, premium payment............    6
death benefit...........   5      prospectus..........................    3
deductions..............   9      receive; receipt....................   16
dividends...............   8      reinstate; reinstatement............    6
expenses of the Series
Fund...................   10      SEC.................................    2
Fixed Extended Term.....   7      separate Account U..................   29
full surrender..........  12      Servicing Office....................    2
fund....................   2      special loan account................   13
grace period............   6      subaccount..........................   29
guaranteed minimum
death benefit..........   13      Sum Insured.........................   13
insurance charge........  10      surrender...........................    5
insured person..........   5      surrender value.....................   12
investment options......   1      tax considerations..................   32
JHVLICO.................  29      telephone transfers.................   16
John Hancock Variable
Series Trust...........    2      transfers of cash value.............   11
lapse...................   6      variable investment options.........    1
loan....................  12      Variable Sum Insured................   13
loan interest...........  12      we; us..............................   29
monthly deduction date..  30      you; your...........................    5

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